Please vote today

We need your input on an important proposal that affects your investment.

Online
2voteproxy.com/JHFSCE

Phone
800-830-3542

Mail
Sign and return the enclosed voting card

John Hancock
INVESTMENTS

February 12, 2016

Your action is required. Please vote today.

Dear John Hancock Small Cap Equity Fund shareholder:

At John Hancock Investments, we are continually reviewing our lineup of funds to ensure the delivery of value to our shareholders. Part of this assessment is to seek to lower account fees by ensuring that the funds grow large enough to achieve economies of scale and have strong performance in the market. In connection with the foregoing, we recommended to the Board of Trustees, and they agreed, that the Fund should be merged into John Hancock New Opportunities Fund (formerly John Hancock Small Cap Opportunities Fund). The merger is intended to provide John Hancock Small Cap Equity Fund shareholders with access to the wider set of asset management talent of the John Hancock New Opportunities Fund. In addition, the merger would promote economies of scale by spreading expenses across a larger base of assets, which may reduce overall gross shareholder expenses in the future. John Hancock Small Cap Equity Fund and John Hancock New Opportunities Fund have substantially similar investment objectives and generally similar investment strategies and risks.

Advantages of the proposed merger:

•	Expected economies of scale and the same net expenses. As fixed costs are spread across the larger asset base of the combined funds, overall gross shareholder expenses may be reduced in the future. Following the reorganization, the net expense ratio of each class of John Hancock Small Cap Equity Fund is estimated to remain the same as, or lower than, it was prior to the reorganization, as a result of a contractual expense reimbursement, which would be implemented in connection with the merger and remain effective until December 31, 2017. Gross expense ratios, which do not reflect these or other contractual expense limitations, are expected to increase for Class A, Class C, Class I and Class R6 shareholders of John Hancock Small Cap Equity Fund.

•	Similar investment objective and strategy. The proposed merger is expected to allow Small Cap Equity Fund shareholders to pursue a substantially similar investment objective in a larger fund utilizing generally similar investment policies. Both John Hancock Small Cap Equity Fund and John Hancock New Opportunities Fund seek capital appreciation. The reorganization would permit John Hancock Small Cap Equity Fund shareholders to continue to receive the benefits of investing in a portfolio focused on securities of small capitalization, primarily domestic issuers, selected on the basis of attractive fundamentals, among other characteristics, although the combined Fund would also employ a mid-cap and micro-cap investment strategy.

•	Solid historical performance. Although past performance does not guarantee future results, John Hancock New Opportunities Fund has had stronger performance than your Fund year-to-date through September 30, 2015, and over the trailing 1-, 3- and 5-year periods ended September 30, 2015.

•	Continuity of shareholder services. John Hancock Advisers, LLC serves as investment Advisor to your fund and John Hancock New Opportunities Fund and will continue to serve as the investment Advisor to the combined Fund. John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, serves as your Fund’s subadvisor, while John Hancock New Opportunities Fund is (and the combined Fund will be) managed by four separate subadvisors.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about April 15, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: www.2voteproxy.com/JHFSCE

Phone: Call 1-800-830-3542

Mail: Complete the enclosed proxy card and return it in the postage-paid envelope.

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

Please vote today

We need your input on an important proposal that affects your investment.

Online

Phone

Mail

John Hancock® INVESTMENTS

February 12, 2016

Your action is required. Please vote today.

Dear John Hancock Small Cap Equity Fund shareholder:

At John Hancock Investments, we are continually reviewing our lineup of funds to ensure the delivery of value to our shareholders. Part of this assessment is to seek to lower account fees by ensuring that the funds grow large enough to achieve economies of scale and have strong performance in the market. In connection with the foregoing, we recommended to the Board of Trustees, and they agreed, that the Fund should be merged into John Hancock New Opportunities Fund (formerly John Hancock Small Cap Opportunities Fund). The merger is intended to provide John Hancock Small Cap Equity Fund shareholders with access to the wider set of asset management talent of the John Hancock New Opportunities Fund. In addition, the merger would promote economies of scale by spreading expenses across a larger base of assets, which may reduce overall gross shareholder expenses in the future. John Hancock Small Cap Equity Fund and John Hancock New Opportunities Fund have substantially similar investment objectives and generally similar investment strategies and risks.

Advantages of the proposed merger:

•	Expected economies of scale and the same net expenses. As fixed costs are spread across the larger asset base of the combined funds, overall gross shareholder expenses may be reduced in the future. Following the reorganization, the net expense ratio of each class of John Hancock Small Cap Equity Fund is estimated to remain the same as, or lower than, it was prior to the reorganization, as a result of a contractual expense reimbursement, which would be implemented in connection with the merger and remain effective until December 31, 2017. Gross expense ratios, which do not reflect these or other contractual expense limitations, are expected to increase for Class A, Class C, Class I and Class R6 shareholders of John Hancock Small Cap Equity Fund.

•	Similar investment objective and strategy. The proposed merger is expected to allow Small Cap Equity Fund shareholders to pursue a substantially similar investment objective in a larger fund utilizing generally similar investment policies. Both John Hancock Small Cap Equity Fund and John Hancock New Opportunities Fund seek capital appreciation. The reorganization would permit John Hancock Small Cap Equity Fund shareholders to continue to receive the benefits of investing in a portfolio focused on securities of small capitalization, primarily domestic issuers, selected on the basis of attractive fundamentals, among other characteristics, although the combined Fund would also employ a mid-cap and micro-cap investment strategy.

•	Solid historical performance. Although past performance does not guarantee future results, John Hancock New Opportunities Fund has had stronger performance than your Fund year-to-date through September 30, 2015, and over the trailing 1-, 3- and 5-year periods ended September 30, 2015.

•	Continuity of shareholder services. John Hancock Advisers, LLC serves as investment Advisor to your fund and John Hancock New Opportunities Fund and will continue to serve as the investment Advisor to the combined Fund. John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, serves as your Fund’s subadvisor, while John Hancock New Opportunities Fund is (and the combined Fund will be) managed by four separate subadvisors.

How to vote

This reorganization cannot proceed without the approval of shareholders, so a special shareholder meeting has been scheduled to take place on or about April 15, 2016, at the offices of John Hancock Advisers at 601 Congress Street in Boston, Massachusetts. While you may attend the meeting in person, voting today will save on the potential cost of future mailings required to obtain shareholder votes. You have multiple options available for how to cast your proxy vote:

Online: by visiting the website on your proxy card(s) and entering your control number

Phone: by calling the number listed on your proxy card(s)

Mail: by returning the enclosed proxy card(s)

I encourage you to read the enclosed proxy statement and prospectus for more information, and I thank you for acting on this matter today.

Sincerely,

Andrew G. Arnott

President and Chief Executive Officer

John Hancock Investments

JOHN HANCOCK SMALL CAP EQUITY FUND

(a series of John Hancock Investment Trust II)

(the “Fund”)

601 Congress Street

Boston, MA 02210

Notice of Special Meeting of Shareholders

Scheduled for April 15, 2016

This is the formal agenda for the Fund’s shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

To the shareholders of the Fund:

A shareholder meeting of the Fund will be held at 601 Congress Street, Boston, Massachusetts, on April 15, 2016, at 2:00 P.M. to consider the following:

1.	A proposal to approve an Agreement and Plan of Reorganization between John Hancock Small Cap Equity Fund (“Small Cap Equity Fund”) and John Hancock New Opportunities Fund ( “New Opportunities Fund”). Under this agreement, Small Cap Equity Fund would transfer all of its assets to New Opportunities Fund in exchange for shares of New Opportunities Fund. These shares would be distributed, as described in the accompanying combined proxy statement and prospectus, proportionately to you and the other shareholders of Small Cap Equity Fund. New Opportunities Fund would also assume substantially all of Small Cap Equity Fund’s liabilities. Your Fund’s Board of Trustees recommends that you vote FOR this proposal.

2.	Any other business that may properly come before the meeting.

Shareholders of record as of the close of business on January 22, 2016, are entitled to vote at the meeting and any related follow-up meetings.

Whether or not you expect to attend the meeting, please complete and return the enclosed proxy card(s). If shareholders do not return their proxies in sufficient numbers, it may result in the need for additional shareholder solicitation efforts.

By order of the Board of Trustees,

/s/ Thomas Dee

Thomas Dee

Boston, Massachusetts, 2016

PROXY STATEMENT of

John Hancock Small Cap Equity Fund,

a series of John Hancock Investment Trust II (the “Acquired Fund Trust”)
(“Small Cap Equity Fund” the “Acquired Fund” or “your Fund”)

PROSPECTUS for

John Hancock New Opportunities Fund,

a series of John Hancock Funds II (the “Acquiring Fund Trust”)

(“New Opportunities Fund” or the “Acquiring Fund”)

(New Opportunities Fund together with Small Cap Equity Fund, the “Funds” and each a “Fund”)

The address of each Fund is 601 Congress Street, Boston, Massachusetts 02210.

* * * * * *

This proxy statement and prospectus contains the information shareholders should know before voting on the proposed reorganization of their Fund into New Opportunities Fund (the “Reorganization”). Please read it carefully and retain it for future reference.

	Acquired Fund	Acquiring Fund
Proposal	Small Cap Equity Fund	New Opportunities Fund

How the Reorganization will Work

▪	Your Fund will transfer all of its assets to New Opportunities Fund. New Opportunities Fund will assume substantially all of your Fund’s liabilities (other than any liabilities of your Fund arising under the Agreement and Plan of Reorganization between your Fund and New Opportunities Fund).
▪	The New Opportunities Fund will issue Class A shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class A and Class B shares. These shares will be distributed to your Fund’s Class A and Class B shareholders in proportion to their holdings on the Reorganization date.
▪	The New Opportunities Fund will issue Class C shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class C shares. These shares will be distributed to your Fund’s Class C shareholders in proportion to their holdings on the Reorganization date.
▪	The New Opportunities Fund will issue Class R6 shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class R6 shares. These shares will be distributed to your Fund’s Class R6 shareholders in proportion to their holdings on the Reorganization date.
▪	The New Opportunities Fund will issue Class I shares to your Fund in an amount equal to the value of your Fund’s net assets attributable to its Class I shares. These shares will be distributed to your Fund’s Class I shareholders in proportion to their holdings on the Reorganization date.
▪	No sales charges will be imposed on shares of the New Opportunities Fund received in the Reorganization by shareholders of the Small Cap Equity Fund.
▪	Your Fund will be terminated and shareholders of your Fund will become shareholders of New Opportunities Fund.
▪	For U.S. federal income tax purposes, the Reorganization is not intended to result in the recognition of income, gain, or loss by your Fund, New Opportunities Fund, or the shareholders of your Fund.

Rationale for the Reorganization

The Reorganization is intended to consolidate your Fund with a similar fund, advised by John Hancock Advisers, LLC (the “Advisor” or “JHA”). Your Fund is subadvised by John Hancock Asset Management, a division of Manulife Asset Management (US) LLC (“JHAM”), while New Opportunities Fund is managed by four separate subadvisors: Brandywine Global Investment Management, LLC (“Brandywine”), Dimensional Fund Advisors LP (“DFA”), Gannett Welsh & Kotler, LLC (“GW&K”), and Invesco Advisers, Inc. (“Invesco”). It is expected that the combined Fund will continue to be managed by the same portfolio management teams that currently manage the Acquiring Fund. The Reorganization is expected to allow your Fund’s shareholders to pursue a substantially similar investment objective in a larger combined Fund utilizing generally similar investment policies, although the Advisor currently expects that, following approval of the Reorganization, the Acquired Fund would transition its portfolio by selling substantially all of its portfolio securities that are not held by the Acquiring Fund (approximately 65% of the Acquired Fund’s net assets as of August 31, 2015). For more information on this transition, please see “Further Information on the Reorganization” below. Your Fund seeks capital appreciation as its investment objective, and the Acquiring Fund seeks (and the combined Fund will seek) long-term capital appreciation. The shareholders of your Fund would continue to receive the benefits of investing in a portfolio focused on securities of small capitalization, primarily domestic issuers, selected on the basis of attractive fundamentals, among other characteristics, although it is expected that the combined Fund would also employ a mid-cap and micro-cap investment strategy. Although the Funds currently have relatively few portfolio securities in common, the combined Fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative. The combination of these Funds resulting from the Reorganization may enable the combined Fund to benefit from the ability to spread fixed expenses over a larger asset base in a manner that may contribute to a lower expense ratio in the long-term than each Fund would achieve separately. On a pro forma basis, the net operating expense ratio of each class of the combined Fund is estimated to be the same as the current expense ratio for each corresponding class of Small Cap Equity Fund as a result of a contractual expense reimbursement, which would be implemented in connection with the merger and remain effective for at least two years from the date of the Reorganization. Gross expense ratios, which do not reflect these or other contractual expense limitations, are expected to increase for Class A, Class C, Class I and Class R6 shareholders of the Acquired Fund.

Shares of the Acquiring Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank or other depository institution. These shares are not federally insured by the Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other government agency.

Shares of the Acquiring Fund have not been approved or disapproved by the Securities and Exchange Commission (“SEC”). The SEC has not passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Where to Get More Information

▪   The New Opportunities Fund Class A and Class C shares summary prospectus, New Opportunities Fund Class R6 shares summary prospectus and New Opportunities Fund Class I shares summary prospectus, each dated June 16, 2015, and revised August 10, 2015.

The summary prospectus for each share class of New Opportunities Fund to be issued in exchange for shares of Small Cap Equity Fund is in the same envelope as this proxy statement and prospectus. Each such document is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus.

▪   The New Opportunities Fund Class A and Class C shares prospectus, New Opportunities Fund Class R6 shares prospectus and New Opportunities Fund Class I shares prospectus, each dated January 1, 2015, as revised June 16, 2015.

▪   The statement of additional information (“SAI”) dated February 12, 2016, which relates to this proxy statement and prospectus and the Reorganization, and contains additional information about Small Cap Equity Fund and New Opportunities Fund.

▪   The New Opportunities Fund annual shareholder report dated August 31, 2015.

▪   The New Opportunities Fund semiannual shareholder report dated February 28, 2015.

▪   The New Opportunities Fund SAI dated January 1, 2015, as supplemented.

▪   The Small Cap Equity Fund Class A, Class B and Class C shares prospectus, Small Cap Equity Fund Class R6 shares prospectus and the Small Cap Equity Cap Fund Class I shares prospectus, each dated March 1, 2015.

▪   Small Cap Equity Fund annual shareholder report dated October 31, 2015.

▪   Small Cap Equity Fund semiannual shareholder report dated April 30, 2015.

▪   Small Cap Equity Fund SAI dated March 1, 2015, as supplemented to date.

These documents and additional information about Small Cap Equity Fund and New Opportunities Fund are on file with the SEC and are available at no charge by writing to us or by calling our toll-free telephone number: 800-225-5291.

Information in these documents is incorporated by reference into (and therefore legally part of) this proxy statement and prospectus. The SEC file numbers for John Hancock Funds II, of which New Opportunities Fund is a series, are 333-126293 and 811-21779, and the SEC file numbers for John Hancock Investment Trust II, of which Small Cap Equity Fund is a series, are 002-90305 and 811-03999.

To ask questions about this proxy statement and prospectus, call our toll-free telephone number: 800-225-5291.

The date of this proxy statement and prospectus is 2016.

INTRODUCTION

This proxy statement and prospectus is being used by the Board of Trustees of John Hancock Investment Trust II (the “Board”) to solicit proxies to be voted at a special meeting of your Fund’s shareholders. This meeting will be held at 601 Congress Street, Boston, Massachusetts, on Friday, April 15, 2016 at 2:00 P.M. The purpose of the meeting is to consider a proposal to approve the Agreement and Plan of Reorganization (the “Agreement”) providing for the reorganization of your fund into New Opportunities Fund (the “Reorganization”). This proxy statement and prospectus is being mailed to your Fund’s shareholders on or about February 12, 2016.

The proxy statement and prospectus includes information that is specific to the proposal, including summary comparisons. You should read the entire proxy statement and prospectus carefully, including Exhibit A (which contains a form of the Agreement), the enclosed summary prospectus, and the annual reports (available upon request) of Small Cap Equity Fund and New Opportunities Fund, because they contain details that are not in the summary comparisons.

Who is Eligible to Vote?

Shareholders of record of the Acquired Fund on January 22, 2016, are entitled to attend and vote at the meeting or any adjourned meeting. Each whole share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Shares represented by properly executed proxies, unless revoked before or at the meeting, will be voted according to shareholders’ instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

PROPOSAL — REORGANIZATION OF SMALL CAP EQUITY FUND

Approval of Agreement and Plan of Reorganization between Small Cap Equity Fund and New Opportunities Fund

Under this Agreement, Small Cap Equity Fund would transfer all of its assets to New Opportunities Fund in exchange for shares in New Opportunities Fund, as described in the Agreement. These shares would be distributed proportionately to the shareholders of Small Cap Equity Fund. New Opportunities Fund would also assume substantially all of the liabilities of Small Cap Equity Fund. The Board unanimously recommends that shareholders vote FOR this proposal.

SUMMARY COMPARISONS OF ACQUIRED FUND TO ACQUIRING FUND

Comparison of Funds’ Investment Objectives, Strategies, and Policies

John Hancock Small Cap Equity Fund	John Hancock New Opportunities Fund

Approximate Net Assets of Each Fund (as of August 31, 2015)

• $378.7 million	• $215.9 million
Investment Advisor

John Hancock Advisers, LLC

Investment Subadvisors

• John Hancock Asset Management, a division of Manulife Asset Management (US) LLC (“JHAM”)	• Brandywine Global Investment Management, LLC (“Brandywine”) • Dimensional Fund Advisors LP (“DFA”) • Gannett Welsh & Kotler, LLC (“GW&K”) • Invesco Advisers, Inc. (“Invesco”)

Portfolio Managers

JHAM Thomas L. Holman • Senior Portfolio Manager • Managed Small Cap Equity Fund since 2012

Brandywine

Justin C. Bennitt

•      Co-Lead Portfolio Manager and Reasearch Analyst

•      Managed New Opportunities Fund since 2015

Gregory P. Manley, CFA

•      Co-lead Portfolio Manager and Research Analyst

Managed New Opportunities Fund since 2015

DFA Joseph H. Chi, CFA • Senior Portfolio Manager and Vice President • Managed New Opportunities Fund since 2012 Jed S. Fogdall • Senior Portfolio Manager and Vice President

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•      Managed New Opportunities Fund since 2012

Henry F. Gray

•      Head of Global Equity Trading and Vice President

•      Managed New Opportunities Fund since 2012

Joel Schneider

•      Senior Portfolio Manager and Vice President

•      Managed New Opportunities Fund since 2015

GW&K

Joseph C. Craigen, CFA

•      Vice President and Equity Portfolio Manager

•      Managed New Opportunities Fund since 2014

Daniel L. Miller, CFA

•      Portfolio Manager

•      Managed New Opportunities Fund since 2008

Invesco Juliet Ellis, CFA • Lead Portfolio Manager • Managed New Opportunities Fund since 2008 Juan Hartsfield, CFA • Portfolio Manager • Managed New Opportunities Fund since 2008

Investment Objective
To seek capital appreciation.	To seek long-term capital appreciation.

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Principal Investment Strategies

Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. The Fund considers small-capitalization companies to be those in the capitalization range of the Russell 2000 Growth Index, which was $30.6 million to $7.2 billion as of December 31, 2014. Equity securities include common, convertible, and preferred securities and their equivalents.

In managing the Fund, the subadvisor emphasizes a bottom-up approach to individual stock selection and with the aid of proprietary financial models, looks for U.S. and foreign companies that possess a combination of strong earnings growth rates and reasonable valuations. These companies often exhibit financial strength by means of sound balance sheets and other financial statements.

The subadvisor uses fundamental financial analysis of individual companies to identify those with substantial cash flows, reliable revenue streams, and strong competitive positions. The subadvisor also looks for companies with strong senior management and coherent business strategies. It generally maintains personal contact with the senior management of the companies the Fund invests in. The Fund diversifies across industry sectors. The Fund may not invest more than 5% of its assets in any one security.

The Fund may invest up to 15% of its assets in a basket of foreign securities or in bonds of any maturity rated as low as CC by Standard & Poor’s Ratings Services (S&P) or Ca by Moody’s Investors Service, Inc. (Moody’s) and their unrated equivalents (bonds rated BB and below by S&P or Ba and below by Moody’s are considered below investment grade (i.e., junk bonds)). The Fund may, to a limited extent, engage in derivatives transactions that include futures contracts, options, and foreign currency forward contracts, in each case for the purpose of reducing risk and/or obtaining efficient market exposure, and may short-sell up to 15% of its assets for non-speculative purposes to manage volatility.

Under normal conditions, the Fund may not invest more than 10% of its assets in cash or cash equivalents.

The Fund invests primarily in equity securities of companies considered small capitalization companies by the Fund’s subadvisors. Although the Fund invests primarily in small-cap equities, the Fund also invests in mid-cap and micro-cap companies and reserves the right to invest in companies of any market capitalization, including large-cap companies. Market capitalization classification is determined at the time of purchase by each subadvisor using its own investment criteria. Although the Fund will primarily invest in small-cap equities, the market capitalization of individual portfolio securities and the Fund’s portfolio as a whole will vary over time as market conditions change.

Equity securities in which the Fund invests include common stock, preferred stock and equity-equivalent securities or instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options (stock or stock index), futures contracts (stock or stock index), and index swaps.

The Fund employs a multi-style and multi-manager approach in which portions of the Fund’s assets are allocated to different subadvisors that employ distinct investment styles. The Fund currently has four subadvisors.

The Fund’s Advisor provides or oversees the provision of all investment advisory and portfolio management services for the Fund, including overseeing the investment allocation for the Fund and managing the Fund’s overall portfolio characteristics, including investment style exposures.

The Advisor selects subadvisors for the Fund, allocates Fund assets among those subadvisors, oversees them, and evaluates their performance results. The subadvisors select the individual portfolio securities for the assets assigned to them. When allocating Fund assets to a subadvisor, the Advisor considers various characteristics of the subadvisor’s portfolio: market capitalization, growth and profitability, valuation, sector weightings, and earnings and price volatility. The Advisor also considers the correlation between the subadvisors’ historical and expected investment returns. Since the Advisor will rebalance the Fund only periodically, the actual portion of the Fund managed by each subadvisor at any given time will vary.

The Fund may invest in any economic sector, and at times may emphasize one or more particular sectors. The Fund may also invest in equity securities identified by a subadvisor as having growth or value characteristics.

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Growth securities are securities a subadvisor believes will experience relatively rapid earnings growth. Value securities, on the other hand, are securities a subadvisor believes are selling at prices below their fundamental value.

The Fund also may invest in: (a) securities of foreign issuers, including foreign issuers located in emerging markets, either directly through investments in foreign currency-denominated securities traded outside of the U.S. or indirectly through depositary receipts; (b) real estate investment trusts (REITs); (c) initial public offerings (IPOs); and (d) master limited partnerships (MLPs). The Fund may invest in derivatives such as swaps, options, futures contracts, or options on futures contracts, to gain market exposure or to adjust market exposure, or to maintain liquidity to pay redemptions. The Fund may invest in foreign currency forward contracts to manage the Fund’s exposure to foreign currency. The Fund also may invest in investment companies, including exchange-traded funds (ETFs) for the purpose of gaining exposure to equity markets while maintaining liquidity.

Temporary Defensive Investing

The Fund may temporarily invest extensively in investment-grade short-term securities for the purpose of protecting the Fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

The Fund may invest up to 100% of its assets in cash, money market instruments, or other investment-grade short-term securities, for the purpose of protecting the Fund in the event the subadvisor determines that market, economic, political, or other conditions warrant a defensive posture.

To the extent that the Fund is in a defensive position, its ability to achieve its investment objective will be limited.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between Small Cap Equity Fund and New Opportunities Fund.

As the table above indicates, the two Funds have a substantially similar investment objective and generally similar principal investment strategies. The Reorganization is not expected to result directly in any change to the investment objective or policies of the Acquiring Fund. The primary differences in the Funds’ stated principal investment strategies are summarized below.

Small Cap Equity Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies. New Opportunities Fund is not subject to an 80% test, but also invests primarily in equity securities considered small capitalization by the Fund’s subadvisors, and reserves the right to invest in companies of any market capitalization. Small Cap Equity Fund considers small-capitalization companies to be those companies in the capitalization range of the Russell 2000 Growth Index. New Opportunities Fund’s subadvisors use their own investment criteria to define small-capitalization companies.

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Small Cap Equity Fund states that its subadvisor “emphasizes a bottom-up approach to individual stock selection and with the aid of proprietary financial models, looks for U.S. and foreign companies that possess a combination of strong earnings growth rates and reasonable valuations.” As noted above, New Opportunities Fund employs a multi-style and multi-manager approach in which portions of its assets are allocated to four different subadvisors that employ distinct investment styles, including the use of a mid-cap value stock strategy.

Both Funds may invest in equity securities, including common and preferred stock and their equivalents. New Opportunities Fund may also invest in instruments whose values are based on common stocks, such as convertible securities, rights, warrants or options, futures contracts and index swaps. Small Cap Equity Fund may not invest more than 5% of its assets in any one security, while New Opportunities Fund has no such stated restriction. Additionally, Small Cap Equity Fund may not invest more than 10% of its assets in cash or cash equivalents under normal conditions, while New Opportunities Fund has no such restriction.

Small Cap Equity Fund may invest up to 15% of its assets in foreign securities or in bonds of any maturity rated as low as CC by Standard & Poor’s Ratings Services or Ca by Moody’s Investors Service, Inc. and their unrated equivalents. New Opportunities Fund is not limited in the amount of its investments in securities of foreign issuers and has no stated investment policy with respect to bond investments.

Small Cap Equity Fund may short-sell up to 15% of its assets for non-speculative purposes to manage volatility, while New Opportunities Fund has no such stated investment policy.

New Opportunities Fund may invest in real estate investment trusts, initial public offerings, investment companies (including exchange-traded funds) and master limited partnerships as part of its principal investment strategies. Such investments are not principal investment strategies of Small Cap Equity Fund.

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COMPARISON OF FUND CLASSES, EXPENSES, ADVISORY ARRANGEMENTS, AND DISTRIBUTION PLANS

Comparison of Funds’ Classes of Shares

Class A sales charges and Rule 12b-1 fees

Class A shares of both the New Opportunities Fund (the “Acquiring Fund”) and Small Cap Equity Fund (the “Acquired Fund”) have the same characteristics and fee structures.

▪   Class A shares are offered with front-end sales charges ranging from 5.00% to 0.00% of the Fund’s offering price, depending on the amount invested.

▪   Class A shares are subject to distribution and service (“Rule 12b-1”) fees, equal to the annual rate of 0.30% of the value of your investment.

▪   There is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase.

▪   An investor can combine multiple purchases of Class A shares of investment funds in the John Hancock complex (“John Hancock Funds”) to take advantage of breakpoints in the sales charge schedule.

▪   Class A shares may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses.

▪   A Class A shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class A sales charges and Rule 12b-1 fees (New Opportunities Fund) and Class B sales charges and Rule 12b-1 fees (Small Cap Equity Fund)

▪   Class A shares of the Acquiring Fund are offered with front-end sales charges ranging from 5.00% to 0.00% of the Fund’s offering price, depending on the amount invested. Class B shares of the Acquired Fund are closed to new investors and existing investors except by exchange from Class B shares of another John Hancock Fund through dividend and/or capital gains reinvestment. Class B shares of the Acquired Fund were previously offered with no front-end sales charges.

▪   Class A shares of the Acquiring Fund are subject to distribution and service (“Rule 12b-1”) fees, equal to the annual rate of 0.30% of the value of your investment. Class B shares of the Acquired Fund are subject to Rule 12b-1 fees, equal to the annual rate of 1.00% of the value of your investment.

▪   Class A shares of the Acquiring Fund have no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class A shares of the Acquiring Fund may be offered without front-end sales charges or CDSCs to various individuals and institutions, including those listed in the Funds’ prospectuses. Class B shares of the Acquired Fund have a maximum CDSC of 5.00% and the CDSC may be charged if a commission has been paid and you sell the Class B share within one year of purchase.

▪   An investor can combine multiple purchases of Class A shares of John Hancock Funds to take advantage of breakpoints in the sales charge schedule.

▪   A Class A shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

▪   Class B shares of the Acquired Fund will automatically be converted to Class A shares after eight years.

Class C sales charges and Rule 12b-1 fees

Class C shares of the Acquired Fund and the Acquiring Fund have the same characteristics and fee structures.

▪   Class C shares are offered with no front-end sales charges.

▪   Class C shares are subject to Rule 12b-1 fees, equal to the annual rate of 1.00% of the value of your investment.

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▪   The maximum CDSC is 1.00% and the CDSC may be charged if a commission has been paid and you sell the Class C share within one year of purchase.

▪   A Class C shareholder who purchases Class I shares of the same Fund pursuant to a fee-based, wrap or other investment platform program of certain firms may be afforded an opportunity to make a conversion to Class I shares of the same Fund.

Class R6 sales charges and Rule 12b-1 fees

Class R6 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and fee structures.

▪   Class R6 shares are offered without a front-end sales charge and are not subject to a contingent deferred sales charge.

▪   Class R6 shares are not subject to Rule 12b-1 fees.

▪   Class R6 shares are offered only to certain investors listed in the Funds’ prospectuses.

Class I sales charges and Rule 12b-1 fees

Class I shares of the Acquired fund and the Acquiring Fund have the same characteristics and fee structures.

▪   Class I shares are offered without a front-end sales charge and are not subject to a CDSC.

▪   Class I shares are not subject to Rule 12b-1 fees.

▪   Class I shares are offered only to certain investors listed in the Funds’ prospectuses.

Comparison of Buying, Selling and Exchanging Shares

Buying shares	Investors may buy shares of both the Acquiring Fund and the Acquired Fund at net asset value (“NAV”), plus any applicable sales charge, as described herein, through a financial representative or the Funds’ transfer agent, John Hancock Signature Services, Inc. (“Signature Services”).
Minimum initial investment

Both Acquired and Acquiring Fund:

Class A and Class C shares – $1,000, except for group investments, for which the minimum is $250. There is no minimum initial investment for certain group retirement plans using salary deduction or similar group methods of payment and fee-based or wrap accounts of selling firms that have executed a fee-based or wrap agreement with the distributor.

Class I shares – $250,000.

Class R6 shares – $1 million, with exceptions for qualified and nonqualified plan investors that do not require the Fund or its affiliates to pay any type of administrative payment, and for Trustees, employees of the Advisor or its affiliates and members of the Fund’s portfolio management team.

Acquired Fund only:

Class B shares – Closed to new investors except by exchange from Class B shares of another John Hancock Fund or through dividend and/or capital gains reinvestment.

Exchanging shares

Both Acquired and Acquiring Fund:

Shareholders may exchange their shares of one John Hancock Fund for shares of the same class of any other John Hancock Fund that is then offering that class, generally without paying any additional sales charges. Shares acquired in an exchange will be subject to the CDSC rate and holding schedule of the fund in which such shares were originally purchased if and when such shares are redeemed. For purposes of determining the holding period for calculating the CDSC, shares will continue to age from their original purchase date. The registration for both accounts involved must be identical.

Class A, Class C and Class I shares – Provided the Fund’s eligibility requirements are met, an investor in the Fund pursuant to a fee-based, wrap, or other investment platform program of certain firms, as determined by the Fund, may be afforded an opportunity to make a conversion of Class A shares and/or Class C shares (not subject to a CDSC) also owned by the investor in the same Fund to Class I shares of that Fund. In addition, (i) Trustees, (ii) employees of the

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Advisor or its affiliates, and (iii) members of the Fund’s portfolio management team may make a conversion of Class A shares also owned by the investor in the same Fund to Class R6 shares or, if Class R6 shares are unavailable, Class I shares of that Fund. Conversion of Class A shares and/or Class C shares to Class I shares or Class R6 shares of the same Fund in these particular circumstances does not cause the investor to recognize taxable gain or loss.

Class I and Class R6 shares – You may exchange Class I or Class R6 shares of one John Hancock Fund for Class I or Class R6 shares, respectively, of any other John Hancock Fund or for John Hancock Money Market Fund Class A shares. Once exchanged into John Hancock Money Market Fund Class A shares, shares may only be exchanged back to Class I or Class R6 shares.

Acquired Fund only:

Class B - You may exchange Class B shares of one John Hancock Fund for Class B shares of any other John Hancock Fund.

Selling shares	Shareholders of each of the Acquired and Acquiring Fund may sell their shares by submitting a proper written, telephone or Internet request to Signature Services.
Net asset value	For each of the Acquired and Acquiring Fund, purchases, exchanges, and sales are made at a price based on the next net asset value (NAV) per share of the class of the Fund to be calculated after Signature Services receives your request in good order. Each Fund’s NAV is determined at the close of regular trading on the New York Stock Exchange, which is typically 4:00 P.M., Eastern time, on each business day that the NYSE is open.

Comparison of Expenses

As the tables below indicate, the hypothetical pro forma total annual operating expenses of the Acquiring Fund after the Reorganization are expected to be the same as your Fund’s expenses for all share classes, after giving effect to contractual expense limitations. Gross expense ratios, which do not reflect contractual expense limitations, are expected to increase for Class A, Class C, Class I and Class R6 shareholders of the Acquired Fund.

Based on asset levels as of August 31, 2015, the Acquired Fund is charged a management fee of 0.70%. This is lower than the management fee at current asset levels paid by the New Opportunities Fund of 0.90%. Following the Reorganization, the Acquiring Fund is expected to have assets in excess of $590 million, which would result in a management fee of 0.90%.

The Funds’ expenses

Shareholders of all mutual funds pay various expenses, either directly or indirectly. Transaction expenses are charged directly to your account. Operating expenses are paid from a Fund’s assets and, therefore, are paid by shareholders indirectly. Future expenses for all share classes may be greater or less than current expenses.

The following expense tables briefly describe the fees and the expenses that shareholders of the Acquired Fund and the Acquiring Fund may pay if they buy and hold shares of each respective Fund and are based on expenses paid by the Funds for the 12-month periods ended October 31, 2015, and August 31, 2015, for the Acquired Fund and the Acquiring Fund, respectively, the end of each Fund’s most recently completed fiscal year. The tables also show the pro forma expenses of New Opportunities Fund assuming the Reorganization with the Acquired Fund had occurred on September 1, 2014. The New Opportunities Fund’s expenses after the Reorganization may be greater or less than those shown.

It is anticipated that the expense ratios for each class of the Acquiring Fund’s shares to be issued in the Reorganization will be the same as or lower than the expense ratios of the corresponding share classes of the Acquired Fund, after giving effect to contractual expense limitations that would be implemented in connection with the merger. Gross expense ratios, which do not reflect contractual expense limitations, are expected to increase for

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Class A, Class C, Class I and Class R6 shareholders of John Hancock Small Cap Equity Fund. The expense reimbursements shown in the pro forma section in the table below expire on December 31, 2017, unless renewed by mutual agreement of the Acquiring Fund and the Advisor.

The following tables illustrate the anticipated change in operating expenses expected as a result of the Reorganization of Small Cap Equity Fund into the Acquiring Fund. It does not, however, reflect the expenses of the Reorganization to be borne by each of the Acquired and Acquiring Fund.

	Small Cap Equity Fund	New Opportunities Fund	New Opportunities Fund (Pro Forma) (assuming reorganization with Small Cap Equity Fund)
	Class A	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	5.00%	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.70%	0.90%(a)	0.90%(a)
Distribution and service (Rule 12b-1) fees	0.30%	0.30%	0.30
Other expenses	0.21%	0.26%(c)	0.24%
Total annual fund operating expenses	1.21%	1.46%	1.44%
Contractual expense reimbursement	-	-	-0.23%(b)
Total annual fund operating expenses	1.21%	1.46%	1.21%

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	Small Cap Equity Fund	New Opportunities Fund	New Opportunities Fund (Pro Forma) (assuming reorganization with Small Cap Equity Fund)
	Class B	Class A	Class A
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	5.00%	5.00%
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	5.00%	1.00% (on certain purchases, including those of $1 million or more)	1.00% (on certain purchases, including those of $1 million or more)
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.70%	0.90%(a)	0.90%(a)
Distribution and service (Rule 12b-1) fees	1.00%	0.30%	0.30
Other expenses	0.21%	0.26%(c)	0.24%
Total annual fund operating expenses	1.91%	1.46%	1.44%
Contractual expense reimbursement	-	-	-0.23%(b)
Total annual fund operating expenses	1.91%	1.46%	1.21%

	Small Cap Equity Fund	New Opportunities Fund	New Opportunities Fund (Pro Forma) (assuming reorganization with Small Cap Equity Fund)
	Class C	Class C	Class C
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	1.00%	1.00%	1.00%
Small Account fee	$20	$20	$20
Annual Operating Expenses
Management fee	0.70%	0.90%(a)	0.90%(a)
Distribution and service (Rule 12b-1) fees	1.00%	1.00%	1.00%

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	Small Cap Equity Fund	New Opportunities Fund	New Opportunities Fund (Pro Forma) (assuming reorganization with Small Cap Equity Fund)
Other expenses	0.21%	0.26%(c)	0.24%
Total annual fund operating expenses	1.91%	2.16%	2.14%
Contractual expense reimbursement	-	-	-0.23%(b)
Total annual fund operating expenses	1.91%	2.16%	1.91%

	Small Cap Equity Fund	New Opportunities Fund	New Opportunities Fund (Pro Forma) (assuming reorganization with Small Cap Equity Fund)
	Class R6	Class R6	Class R6
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.70%	0.90%(a)	0.90%(a)
Distribution and service (Rule 12b-1) fees	-	-	-
Other expenses	0.11%	0.15%(c)	0.13%
Total annual fund operating expenses	0.81%	1.05%	1.03%
Contractual expense reimbursement	-(d)	-	-0.24%(b)
Total annual fund operating expenses	0.81%	1.05%	0.79%

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	Small Cap Equity Fund	New Opportunities Fund	New Opportunities Fund (Pro Forma) (assuming reorganization with Small Cap Equity Fund)
	Class I	Class I	Class I
Shareholder transaction expenses
Maximum front-end sales charge (load) on purchases, as a % of purchase price	None	None	None
Maximum deferred sales charge (load) as a % of purchase or sale price, whichever is less	None	None	None
Small Account fee	-	-	-
Annual Operating Expenses
Management fee	0.70%	0.90%(a)	0.90%(a)
Distribution and service (Rule 12b-1) fees	-	-	-
Other expenses	0.20%	0.25%(c)	0.23%
Total annual fund operating expenses	0.90%	1.15%	1.13%
Contractual expense reimbursement	-	-	-0.23%(b)
Total annual fund operating expenses	0.90%	1.15%	0.90%

(a) “Management fee” has been restated to reflect the contractual management fee schedule effective January 1, 2016.

(b) Contingent upon shareholder approval of the reorganization of Small Cap Equity Fund into New Opportunities Fund, to the extent that expenses of Class A, Class C, Class I and Class R6 shares exceed 1.21%, 1.91%, 0.90% and 0.79% of average annual net assets (on an annualized basis) attributable to Class A, Class C, Class I and Class R6 shares, respectively (Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the share class in an amount equal to the amount by which expenses of the class exceed the Expense Limitation. Expenses means all Fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying Fund expenses (acquired Fund fees), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (f) short dividend expense. The Expense Limitation expires on December 31, 2017, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

(c) “Other expenses” have been estimated for the first year of operations.

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(d) The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Acquired Fund to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the “Class R6 Expense Waiver”). The Class R6 Expense Waiver expires on February 28, 2017 for the Acquired Fund unless renewed by mutual agreement of each Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the Funds to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on December 31, 2016 for the Acquiring Fund, unless renewed by mutual agreement of each Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The Advisor has contractually agreed to waive its management fee so that the amount retained by the Advisor after payment of the subadvisory fees for the Fund does not exceed 0.45% of the Fund’s average net assets. The current expense limitation agreement expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

To the extent that expenses of Class A, Class C and Class I shares exceed 1.44%, 2.14% and 1.13% of average annual net assets (on an annualized basis) attributable to Class A, Class C and Class I shares, respectively (expense limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payment to the share class in an amount equal to the amount by which expenses of the class exceed the expense limitation. Expenses means all Fund-level and class-specific operating expenses, excluding (a) taxes, (b) brokerage commissions, (c) interest expense, (d) underlying Fund expenses (acquired Fund fees), (e) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, and (f) short dividend expense. The expense limitation expires on December 31, 2016, unless renewed by mutual agreement of the Fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

Examples

The hypothetical examples below show what your expenses would be if you invested $10,000 over different time periods for your Fund and New Opportunities Fund, based on fees and expenses incurred during the 12-month periods ended October 31, 2015, and August 31, 2015, for the Acquired Fund and the Acquiring Fund, respectively, the end of each Fund’s most recently completed fiscal year. The examples assume that you redeem all of your shares at the end of those periods. Each example assumes that you reinvested all distributions and that the average annual return was 5.00%. Pro forma expenses are included assuming a Reorganization with your Fund into New Opportunities Fund had occurred on September 1, 2014. The examples do not reflect contractual expense limitations, except that (i) the Class R6 example for the Acquired Fund reflects the Class R6 Expense Waiver described above through February 28, 2017, and (ii) the pro forma examples for each share class of the Acquiring Fund reflect the contractual expense limitations described in in footnote (b) to the fee tables above through December 31, 2017. The examples are for comparison purposes only and are not a representation of your Fund’s or the New Opportunities Fund’s actual expenses or returns, either past or future.

Fund	Share Class	Year 1	Year 3	Year 5	Year 10
John Hancock Small Cap Equity Fund (Acquired Fund)	Class A	$617	$865	$1,132	$1,893
	Class B – sold	$694	$900	$1,232	$2,051

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	Class B – kept	$194	$600	$1,032	$2,051
	Class C- sold	$294	$600	$1,032	$2,233
	Class C – kept	$194	$600	$1,032	$2,233
	Class R6	$83	$259	$450	$1,002
	Class I	$92	$287	$498	$1,108
John Hancock New Opportunities Fund (Acquiring Fund)	Class A	$641	$939	$1,258	$2,159
	Class C - sold	$319	$676	$1,159	$2,493
	Class C - kept	$219	$676	$1,159	$2,493
	Class R6	$107	$334	$579	$1,283
	Class I	$117	$365	$633	$1,398
John Hancock New Opportunities Fund (Acquiring Fund) (Pro Forma combining Acquired Fund and Acquiring Fund)	Class A	$617	$911	$1,227	$2,199
	Class C - sold	$294	$648	$1,128	$2,454
	Class C - kept	$194	$648	$1,128	$2,454
	Class R6	$81	$304	$545	$1,238
	Class I	$92	$336	$600	$1,354

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect each Fund’s performance.

During the 12-month periods ended October 31, 2015 and August 31, 2015, for the Acquired Fund and the Acquiring Fund, respectively, the most recently completed fiscal year, Small Cap Equity Fund’s and New Opportunities Fund’s portfolio turnover rates were 91% and 78%, respectively, of the average value of each Fund’s portfolio.

Comparison of Advisory Arrangements

Your Fund’s and New Opportunities Fund’s advisory agreements are substantially similar. However, the management fees differ as set forth below. As noted in the table under “Management Arrangements,” JHA serves as the investment Advisor for your Fund and New Opportunities Fund. If the Reorganization is approved, New Opportunities Fund is expected to have assets in excess of $590 million, in which case it would pay a management fee of 0.90% on average daily net assets. This is equal to the current management fee rate.

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Management Arrangements

Each Fund pays monthly management fees to JHA equal to the following annual percentage of its average daily net assets:

Small Cap Equity Fund	New Opportunities Fund
0.700% — First $1 billion 0.685% — Over $1 billion	0.900% — First $2 billion 0.850% — Excess over $2 billion

JHA, and not either of the Funds, pays subadvisory fees to the Funds’ respective subadvisor(s).

Comparison of Distribution Plans

Each Fund’s Board of Trustees and shareholders have approved distribution plans (“Plans”) and adopted the Plans in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). The following table shows the Rule 12b-1 fees applicable to the Funds’ shares.

	Small Cap Equity Fund	New Opportunities Fund
Class A	0.30%	0.30%
Class B	1.00%	N/A
Class C	1.00%	1.00%
Class R6	-	-
Class I	-	-

The fees charged under the Plans for Class A and Class C shares will be paid to each Fund’s distributor as direct compensation to the distributor in contemplation of such expenses. Class R6 and Class I shares of each Fund are not subject to any Rule 12b-1 plan. New Opportunities Fund does not offer Class B shares; New Opportunities Fund will issue Class A shares to Small Cap Equity Fund in an amount equal to the value of Small Cap Equity Fund’s net assets attributable to its Class B shares.

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COMPARISON OF INVESTMENT RISKS

The Funds are exposed to various risks that could cause shareholders to lose money on their investments in the Funds. The following discussion compares and shows the similarities of the principal risks of each Fund.

In deciding whether to approve the Reorganization, you should consider the similarities and differences between your Fund and New Opportunities Fund. In particular, you should consider whether the amount and character of investment risk involved in the authorized investments of New Opportunities Fund is commensurate with the amount of risk involved in the authorized investments of your Fund.

Principal Risks Applicable to Both Funds (listed in alphabetical order)

Credit and counterparty risk. The risk that an issuer or guarantor of a fixed-income security, the counterparty to an over-the-counter derivatives contract, or a borrower of a Fund’s securities will be unable or unwilling to make timely principal, interest, or settlement payments, or otherwise honor its obligations. Credit risk associated with investments in fixed-income securities relates to the ability of the issuer to make scheduled payments or principal and interest on an obligation.

Currency risk. Fluctuations in exchange rates may adversely affect the U.S. dollar value of a Fund’s investments. Currency risk includes both the risk that currencies in which a Fund’s investments are traded, or currencies in which a Fund has taken an active investment position, will decline in value relative to the U.S. dollar and, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged.

Cybersecurity risk. Cybersecurity breaches may allow an unauthorized party to gain access to Fund assets, customer data, or proprietary information, or cause the Fund and/or its service providers to suffer data corruption or lose operational functionality.

Economic and market events risk. Events in the financial markets have resulted, and may continue to result, in an unusually high degree of volatility in the financial markets, both domestic and foreign. In addition, relatively high market volatility and reduced liquidity in credit and fixed-income markets may adversely affect issuers worldwide. Banks and financial services companies could suffer losses if interest rates were to rise or economic conditions deteriorate.

Equity securities risk. The value of a company’s equity securities is subject to changes in the company’s financial condition and overall market and economic conditions. The securities of growth companies are subject to greater price fluctuations than other types of stocks because their market prices tend to place greater emphasis on future earnings expectations. The securities of value companies are subject to the risk that the companies may not overcome adverse business developments or other factors causing their securities to be underpriced or that the market may never come to recognize their fundamental value.

Foreign securities risk. As compared with U.S. corporate and government issuers, there may be less publicly available information relating to foreign corporate and government issuers. Foreign securities may be subject to foreign taxes. The value of foreign securities is subject to currency fluctuations and adverse political and economic developments.

Hedging, derivatives, and other strategic transactions risk. Hedging, derivatives, and other strategic transactions may increase the volatility of a Fund and, if the transaction is not successful, could result in a significant loss to a Fund. A subadvisor’s ability to utilize hedging, derivatives, and other strategic transactions successfully depend, in part on its ability to predict pertinent market movements and market risk, counterparty risk, credit risk and other risk factors, none of which can be assured. The use of derivative instruments could produce disproportionate gains or losses, more than the principal amount invested. Investing in derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and, in a down market, derivative instruments could become harder to value or sell at a fair price. The following is a list of certain derivatives and other strategic transactions that the Funds intend to utilize and the main risks associated with each of them:

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Foreign currency forward contracts. Counterparty risk, liquidity risk, foreign currency risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving foreign currency forward contracts.

Futures contracts. Counterparty risk, liquidity risk (i.e., the inability to enter into closing transactions), and risk of disproportionate loss are the principal risks of engaging in transactions involving futures contracts.

Options. Counterparty risk, liquidity risk, and risk of disproportionate loss are the principal risks of engaging in transactions involving options. Counterparty risk does not apply to exchange-traded options.

Investment company securities risk. The Fund may invest in securities of other investment companies. The total return on such investments will be reduced by the operating expenses and fees of such other investment companies, including advisory fees. Investments in closed-end funds may involve the payment of substantial premiums above the value of such investment companies’ portfolio securities.

Liquidity risk. Trading volume, lack of a market maker, or legal restrictions may impair the Fund’s ability to sell particular securities or close derivative positions at an advantageous market price.

Sector risk. Because the Fund may, from time to time, focus on one or more sectors of the economy, at such times its performance will depend in large part on the performance of those sectors. A Fund that invests in particular sectors is particularly susceptible to the impact of market, economic, regulatory, and other factors affecting those sectors. As a result, at such times, the value of your investment may fluctuate more widely than it would in a fund that is invested across sectors.

Principal Risks Particular to New Opportunities Fund (listed in alphabetical order)

The following risks are not considered principal risks of Small Cap Equity Fund.

Convertible securities risk. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. In addition, as the market price of the underlying common stock declines below the conversion price, the price of the convertible security tends to be increasingly influenced by the yield of the convertible security.

Emerging market risk. Emerging market securities may present market, credit, currency, legal and other risks greater than, or in addition to, the risks of investing in developed foreign countries. Emerging market risks include, but are not limited to, increased risk of default, greater social, economic, and political uncertainty and instability (including the risk of war), and different settlement and clearance settlement procedures.

Exchange-traded funds (“ETFs”) risk. Owning an ETF generally reflects the risks of owning the underlying securities it is designed to track. An ETF has its own fees and expenses, which are indirectly borne by the Fund.

Hedging, derivatives, and other strategic transactions risk. In addition to the hedging, derivatives, and other strategic transactions risks above, New Opportunities Fund may engage in swaps that carry the following risks:

Swaps. Counterparty risk, liquidity risk, interest-rate risk, settlement risk, risk of default of the underlying reference obligation, and risk of disproportionate loss are the principal risks of engaging in transactions involving swaps.

Initial public offerings risk. IPO shares may have a magnified impact on Fund performance and are frequently volatile in price. They can be held for a short period of time, causing an increase in portfolio turnover.

Large company risk. Larger, more established companies may be unable to respond quickly to new competitive challenges and may not be able to attain the high growth rate of successful small companies, especially during extended periods of economic expansion.

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Master limited partnership risk (“MLPs”). Many of the MLPs New Opportunities Fund will invest in operate oil, natural gas, or petroleum facilities, or other facilities within the energy sector and as a result New Opportunities Fund will be susceptible to adverse economic, environmental, or regulatory occurrences affecting the energy sector. Over time, depletion of natural gas reserves and other energy reserves may also affect the profitability of energy companies.

Medium and smaller company risk. The prices of medium and smaller company stocks can change more frequently and dramatically than those of large company stocks. Market capitalizations of companies change over time.

Multi-manager risk. Investment styles employed by multiple subadvisors are intended to be complementary; they may not in fact be complementary and could result in more exposure to certain types of securities.

Real estate investment trust risk (“REITs”). REITs are subject to risks associated with the ownership of real assets and some REITs experience market risk due to investment in a limited number of properties, narrow geographic area, or in a single property type, which increase the risk that such REIT could be unfavorably affected by the poor performance of a single investment or investment type.

Real estate securities risk. Investing in securities of companies in the real estate industry carry the risks associated with direct ownership of real estate.

Principal Risks Particular to Small Cap Equity Fund (listed in alphabetical order)

Although the following risks are not considered principal risks of New Opportunities Fund, New Opportunities Fund may be subject to these risks to the extent it invests in the securities or engages in the transactions described below.

Active management risk. The subadvisors’ investment strategies may fail to produce the intended results.

Fixed-income security risk. Fixed income securities are generally subject to two principal types of risk (1) credit quality risk and (2) interest-rate risk.

Credit quality risk. Fixed-income securities are subject to the risk that the issuer of the security will not repay all or a portion of the principal borrowed and will not make all interest payments. If the credit quality of a fixed-income security deteriorates after a Fund has purchased the security, the market value of the security may decrease and lead to a decrease in the value of the Fund’s investments.

Interest-rate risk. Fixed-income securities are affected by changes in interest rates. When interest rates decline, that market value of fixed-income securities generally can be expected to rise. Conversely, when interest rates rise, the market value of fixed-income securities generally can be expected to decline. The longer the duration or maturity of a fixed-income security, the more susceptible it is to interest-rate risk.

High portfolio turnover risk. A high portfolio turnover rate (over 100%) generally involves correspondingly greater brokerage commission and tax expenses, which must be borne directly by a Fund and its shareholders, respectively. The portfolio turnover rate of a Fund may vary from year to year, as well as within a year.

Investment-grade fixed-income securities in the lowest rating category risk. Investment-grade fixed-income securities in the lowest rating category (such as Baa by Moody’s or BBB by S&P and comparable unrated securities) involve a higher degree of risk than fixed-income securities in the higher rating categories. While such securities are considered investment-grade quality and are deemed to have adequate capacity for payment of principal and interest, such securities lack outstanding investment characteristics and have speculative characteristics as well.

Lower-rated fixed-income securities risk and high-yield securities risk. Lower-rated fixed-income securities and high-yield fixed-income securities (commonly known as junk bonds) are subject to greater credit quality risk and risk of default than higher-rated fixed-income securities. These securities may be considered speculative and the

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value of these securities can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market, or economic developments and can be difficult to resell.

Risk to principal and income. Investing in lower-rated fixed-income securities is considered speculative. While these securities generally provide greater income potential than investments in higher-rated securities, there is a greater risk that principal and interest payments will not be made. Issuers of these securities may even go into default.

Price volatility. The price of lower-rated fixed-income securities may be more volatile than securities in higher rated categories, and the volatility may increase during periods of economic uncertainty or change. In the past, economic downturns and increases in interest rates have, at times, caused more defaults by issuers of these securities and may do so in the future. Economic downturns and increases in interest rates have an even greater effect on highly leveraged issuers of these securities.

Liquidity. The market for lower-rated fixed-income securities may have more limited trading than the market for investment-grade fixed-income securities. Therefore it may be more difficult to sell these securities, and these securities may have to be sold at prices below their market value in order to meet redemption requests or to respond to changes in market conditions.

Dependence on subadvisor’s own credit analysis. While a subadvisor may rely on ratings by established credit rating agencies, it will also supplement such ratings with its own independent review of the credit quality of the issuer. Therefore, the assessment of the credit risk of lower-rated fixed-income securities is more dependent on the subadvisor’s evaluation than the assessment of the credit risk of higher-rated securities.

Additional risks regarding lower-rated corporate fixed-income securities. Lower-rated corporate fixed-income securities (and comparable unrated securities) tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated corporate fixed-income securities. Issuers of lower-rated corporate fixed-income securities may also be highly leveraged, increasing the risk that principal and income will not be repaid.

Additional risks regarding lower-rated foreign government fixed-income securities. Lower-rated foreign government fixed-income securities are subject to the risks of investing in foreign countries described under Foreign securities risk, above. In addition, the ability and willingness of a foreign government to make payments on debt when due may be affected by the prevailing economic and political conditions within the country. Emerging-market countries may experience high inflation, interest rates, and unemployment, as well as exchange-rate trade difficulties and political uncertainty or instability. These factors increase the risk that a foreign government will not make payments when due.

Pre-payment of principal risk. Many types of debt securities, including floating-rate loans, are subject to prepayment risk. This risk occurs when the issuer of a security can repay the principal prior to the security’s maturity. Securities subject to prepayment risk can offer less potential for gains when the credit quality of the issuer improves.

Short sales risk. The Fund may make short sales of securities. The Fund will lose money if the price of the security increases between the time of the short sale and the date when the Fund replaces the borrowed security.

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Small company risk. Stocks of small companies tend to be more volatile than those of large or medium-sized companies, and may underperform stocks of either large or medium sized-companies over any given period of time. Equity securities risk and liquidity risk may be greater for securities of small companies compared with mid-cap or large-cap companies.

Comparison of Fund Performance

Past performance records of Small Cap Equity Fund and New Opportunities Fund, including: (1) calendar year total returns (without sales charges) through December 31, 2015, (2) calendar 2015 returns through September 30 (without sales charges), and (3) average annual total returns (including imposition of sales charges) through December 31, 2015 are set forth under “Funds’ Past Performance” beginning on page 21 of this proxy statement and prospectus.

PROPOSAL TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Description of Reorganization

You are being asked to approve the Agreement, a form of which is attached to this proxy statement as Exhibit A. Additional information about the Reorganization and the Agreement is set forth below under “Further Information on the Reorganization.” The Agreement provides for the Reorganization on the following terms:

▪	The Reorganization is scheduled to occur at 5:00 P.M., Eastern time, on May 13, 2016, but may occur on any later date agreed to by the Acquired Fund and the Acquiring Fund. The Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume substantially all of the Acquired Fund’s liabilities. This will result in the addition of the Acquired Fund’s assets to the Acquiring Fund’s portfolio. The NAV of both Funds will be computed as of 4:00 P.M., Eastern time, on the closing date of the Reorganization.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class A shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class A shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class A shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class A shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class B shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class B shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class B shareholders of the Acquired Fund will become Class A shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class C shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class C shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class C shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class C shareholders of the Acquired Fund will become Class C shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class R6 shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class R6 shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class R6 shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class R6 shareholders of the Acquired Fund will become Class R6 shareholders of the Acquiring Fund.

▪	The Acquiring Fund will issue Class I shares to the Acquired Fund in an amount equal to the net assets attributable to the Acquired Fund’s Class I shares. As part of the liquidation of the Acquired Fund, these shares will immediately be distributed to Class I shareholders of record of the Acquired Fund in proportion to their holdings on the closing date of the Reorganization. As a result, Class I shareholders of the Acquired Fund will become Class I shareholders of the Acquiring Fund.

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▪	After the shares are issued, the existence of the Acquired Fund will be terminated.

Reasons for the Reorganization

The Board has unanimously approved the Reorganization and believes that it will benefit shareholders of the Acquired Fund. The merger is intended to provide Acquired Fund shareholders with access to the wider set of asset management talent of the Acquiring Fund. In addition, the merger would promote economies of scale by spreading expenses across a larger base of assets, which may reduce overall gross shareholder expenses in the future. The Acquiring Fund and the Acquired Fund currently have substantially similar investment objectives and generally similar investment policies and, upon consummation of the Reorganization. The Acquiring Fund is expected to continue its investment strategies currently in effect.

The net expense ratio of each class of the Acquired Fund is estimated to remain the same as, or lower than, it was prior to the Reorganization, as a result of a contractual expense reimbursement, which would be implemented in connection with merger and remain effective until December 31, 2017. Gross expense ratios, which do not reflect these or other contractual expense limitations, are expected to increase for Class A, Class C, Class I and Class R6 shareholders of the Acquired Fund.

Board Consideration of the Reorganization

The Board, including the Trustees of the Acquired Fund Trust who are not “interested persons” (as defined in the 1940 Act) of the Acquired Fund or of JHA (“Independent Trustees”), considered the Reorganization at its in-person meeting held on December 10, 2015, and reviewed information and materials regarding the Reorganization presented or prepared by, among others, the Advisor. In its review of the Reorganization, the Board was assisted by legal counsel, and the Independent Trustees were also assisted by independent legal counsel. In reaching its decision at the December 10, 2015 meeting to recommend approval of the Reorganization, the Board concluded that the participation of the Acquired Fund in the Reorganization is in the best interest of the Acquired Fund, as well as in the best interests of the Acquired Fund’s shareholders, and that the interests of existing Acquired Fund shareholders will not be diluted as a result of the Reorganization.

In determining whether to approve the Reorganization and recommend its approval to shareholders of the Acquired Fund, the Board inquired into a number of matters and considered, with respect to the Reorganization, the following factors, among others: (1) the compatibility of the investment objectives, policies and risks of the Acquired and Acquiring Funds; (2) the comparative historical performance of the Acquired and the Acquiring Funds; (3) any advantages to shareholders of the Acquired Fund of investing in a larger post-Reorganization asset pool having the potential for greater diversification; (4) the prospects for growth, and for achieving economies of scale, of the combined Acquired and Acquiring Funds; (5) the expense ratios and available information regarding the fees and expenses of the Acquired and Acquiring Funds; (6) the investment experience, expertise and financial resources of, and the nature and quality of the services provided by the Advisor and the subadvisors of the Acquiring Fund; (7) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of shareholder interests; (8) any direct and indirect costs to be incurred by the Acquired and Acquiring Funds as a result of the Reorganization; (9) any direct or indirect benefits to the Advisor or its affiliates to be realized as a result of the Reorganization; (10) the tax consequences of the Reorganization; and (11) possible alternatives to the Reorganization, including the possible liquidation of the Acquired Fund.

In addition to the factors set forth above, the Board also took into account the specific factors listed below with respect to the Funds, in connection with its decision to recommend approval of the Reorganization on behalf of Small Cap Equity Fund. With respect to performance information, the Board reviewed information as of September 30, 2015.

i.	A combined Fund offers economies of scale that may lead to lower per-share Fund expenses in the future. Each Fund incurs costs for legal, accounting, transfer agency services, insurance, and custodial and administrative services. Many of these resources and costs are duplicative.

ii.	The Reorganization would permit the Acquired Fund’s shareholders to pursue a substantially similar investment objective in a larger fund utilizing generally similar investment policies. Each Fund seeks capital appreciation as its investment objective. The shareholders of the Acquired Fund would continue to receive the benefits of investing in a portfolio focused on securities of small capitalization, primarily domestic issuers, selected on the basis of attractive fundamentals, among other characteristics. Although

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the Funds currently have relatively few portfolio securities in common, the combined Fund’s portfolio will be substantially similar to the Acquiring Fund’s current portfolio.

iii.	On a pro forma basis, the net operating expense ratio of each class of the combined Fund is estimated to be the same as the current expense ratio for each corresponding class of the Acquired Fund as a result of a contractual expense reimbursement that is expected to be implemented in connection with the Reorganization and which would run through December 31, 2017. Over the longer term, the greater asset size of the combined Fund may allow it, relative to either Fund currently, to reduce per-share expenses by spreading fixed costs over a larger asset base.

iv.	The Acquiring Fund has stronger performance than the Acquired Fund year-to-date through September 30, 2015, and over the trailing 1-, 3- and 5-year periods ended September 30, 2015, although it is understood that no assurances may be given that the combined Fund will achieve any particular level of performance after the Reorganization. The Acquiring Fund will be the accounting survivor of the Reorganization. As such, the Acquiring Fund will continue to have the same performance history following the Reorganization as it had prior to the Reorganization.

v.	Shareholders of the Acquired Fund will experience no change in shareholder services as a result of the Reorganization, and the Advisor provides similar advisory services to each Fund. John Hancock Asset Management, a division of Manulife Asset Management (US) LLC, serves as the Acquired Fund’s subadvisor, while the Acquiring Fund is managed by portfolio managers at four separate subadvisors: Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, Gannett Welsh & Kotler, LLC, and Invesco Advisers, Inc. The combined Fund is expected to have the same investment objective and strategies as the Acquiring Fund, and it is expected that the combined Fund will continue to be managed by the same portfolio management teams that currently manage the Acquiring Fund.

vi.	The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their shareholders as a result of the Reorganization.

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FUNDS’ PAST PERFORMANCE

Set forth below is past performance information for Small Cap Equity Fund and New Opportunities Fund, which may help provide an indication of the Funds’ investment risk.

The bar chart under “Calendar year total returns” shows how each Fund’s Class A total return (not including any deduction for sales charges) has varied from year to year for each full calendar year. The table under “Average annual total returns” shows average annual total return for each Fund over time, for each of Class A, Class C, Class I and Class R6 (including deductions for sales charges, as applicable), compared with a broad-based securities market index. Class A performance is shown both before and after taxes. All figures assume dividend reinvestment. Past performance before and after taxes does not indicate future results.

Small Cap Equity Fund

(Acquired Fund)

Calendar year total returns for Class A

Year-to-date total return. The Fund’s total return for the twelve months ended December 31, 2015 was -6.98%.

Best quarter:	27.40% (Quarter ended Q2 ’09)

Worst quarter:	-27.05% (Quarter ended Q3 ’11)

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New Opportunities Fund1

(Acquiring Fund)

Calendar year total returns for Class A

Year-to-date total return. The Fund’s total return for the twelve months ended December 31, 2015 was —6.33%.

Best quarter:	25.26% (Quarter ended Q2 ’09)

Worst quarter:	-25.97% (Quarter ended Q4 ,08)

1 Prior to September 27, 2014, the Acquiring Fund was managed solely by DFA and Invesco pursuant to a different investment strategy. The performance presented prior to this date should not be attributed to Brandywine or GW&K.

Effective June 1, 2015, the fund eliminated its policy of investing at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities of small-capitalization companies and adopted other investment strategy changes. The performance information presented for periods prior to June 1, 2015, reflects management of the fund consistent with investment strategies in effect during those periods (and without Brandywine and GW&K) and might have been different if the Fund’s investments had been managed under its current investment strategies by all of its current managers.

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Average annual total returns for periods ended December 31, 2015

Fund	Share class	One year	Five years	Ten years
Small Cap Equity Fund
(Acquired Fund)	Class A before tax	-11.64%	4.78%	4.14%
	Class A after tax on distributions	-11.66%	4.64%	4.05%
	Class A after tax on distributions, with sale	-6.57%	3.66%	3.25%
	Class C before tax	-8.57%	5.13%	3.95%
	Class I before tax	-6.70%	6.24%	5.19%
	Class R6 before tax	-6.57%	6.37%	5.25%
Russell 2000 Growth Index (reflects no deduction for fees, expenses, or taxes)		-1.38%	10.67%	7.95%

Average annual total returns for periods ended December 31, 2015

Fund	Share class	One year	Five years	Ten years
New Opportunities Fund
(Acquiring Fund)	Class A before tax	-11.00%	7.83%	4.03%
	Class A after tax on distributions	-13.07%	5.91%	2.83%
	Class A after tax on distributions, with sale	-4.85%	6.10%	3.02%
	Class C before tax	-7.56%	8.85%	4.52%
	Class I before tax	-6.16%	8.98%	4.59%
	Class R6 before tax	-6.15%	8.98%	4.59%
Russell 2000 Index (reflects no deduction for fees, expenses or taxes)		-4.41%	9.19%	6.80%

FURTHER INFORMATION ON THE REORGANIZATION

The Reorganization is not intended to result in the recognition of income, gain, or loss for U.S. federal income tax purposes by the Acquiring Fund, the Acquired Fund, or the shareholders of the Acquired Fund or the Acquiring Fund. In addition, the Reorganization will not take place unless the Acquired Fund and Acquiring Fund receive a satisfactory opinion from Ropes & Gray LLP (“Ropes & Gray”) substantially to the effect that, on the basis of existing provisions of the Code, U.S. Treasury Regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, the Reorganization will qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

As a result, it is anticipated that, with respect to the Reorganization, for U.S. federal income tax purposes:

▪	Under Sections 361 and 357 of the Code, no gain or loss will be recognized by the Acquired Fund upon: (1) the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by Acquiring Fund of substantially all liabilities of the Acquired Fund, or (2) the distribution by the Acquired Fund of the Acquiring Fund shares to the Acquired Fund’s shareholders in liquidation of the Acquired Fund, except for (A) any gain or loss recognized on (i) “section 1256 contracts” as defined in Section 1256(b) of the Code or (ii) stock in a “passive foreign investment company” as defined in Section 1297(a) of the Code, and (B) any other gain or loss that may be required to be recognized (i) as a result of the closing of the tax year of the Acquired Fund, (ii) upon the termination of a position, or (iii) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;

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▪	Under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the Acquired Fund’s assets solely in exchange for the issuance of the Acquiring Fund’s shares to the Acquired Fund and the assumption of substantially all of the Acquired Fund’s liabilities by the Acquiring Fund;

▪	Under Section 362(b) of the Code, the tax basis of the assets of the Acquired Fund acquired by the Acquiring Fund will be the same as the tax basis of those assets in the hands of the Acquired Fund immediately before the transfer, adjusted for any gain or loss required to be recognized as described above;

▪	Under Section 1223(2) of the Code, the tax holding period of the assets of the Acquired Fund, other than certain assets with respect to which gain or loss is required to be recognized as described above, in the hands of the Acquiring Fund will include the Acquired Fund’s tax holding period for those assets;

▪	Under Section 354 of the Code, you will not recognize gain or loss upon the exchange of your Acquired Fund shares solely for Acquiring Fund shares as part of the Reorganization;

▪	Under Section 358 of the Code, the aggregate tax basis of the Acquiring Fund shares you receive in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares you surrender in exchange therefore;

▪	Under Section 1223(1) of the Code, the tax holding period of the Acquiring Fund shares you receive will include the tax holding period of the Acquired Fund shares you surrender in the exchange, provided that you hold the Acquired Fund shares as capital assets on the date of the exchange; and

▪	Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Regulations thereunder.

In rendering its opinion, Ropes & Gray will rely upon, among other considerations, reasonable assumptions, as well as representations of the Acquired Fund and the Acquiring Fund.

No tax ruling has been or will be received from the Internal Revenue Service (“IRS”) in connection with the Reorganization. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position. If the Reorganization were consummated but did not qualify as a tax-free reorganization under the Code, you would recognize a taxable gain or loss equal to the difference between your tax basis in your Acquired Fund shares and the fair market value of the Acquiring Fund shares you received.

Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a distribution to shareholders that, together with all previous distributions, will have the effect of distributing to shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid), net tax-exempt income, if any, and net realized capital gains, if any, including those realized on disposition of portfolio securities in connection with the Reorganization (after reduction by any available capital loss carryforwards), if any, through the closing of the Reorganization. These distributions will be taxable to shareholders.

Between the shareholder meeting date of April 15, 2016, and the reorganization date of May 13, 2016, the Advisor expects to transition the Acquired Fund’s portfolio, which the Advisor anticipates will likely include the sale of the Acquired Fund’s portfolio securities that are not held by the Acquiring Fund, which represented approximately 65% of the Acquired Fund’s net assets as of August 31, 2015. The Advisor estimates that such sales of portfolio securities would cause the Acquired Fund to incur related brokerage commissions of approximately $355,400 and would result in the realization of a taxable loss of approximately $24 million by the Acquired Fund.

A Fund’s ability to carry forward capital losses, if any, and to use them to offset future gains may be limited as a result of the Reorganization. “Pre-acquisition losses” of either the Acquired Fund or the Acquiring Fund (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) may become unavailable to offset gains of the combined Fund. Additionally, if one Fund has net unrecognized gains above a certain threshold as of the date of the Reorganization (“built-in gains”), the other Fund’s pre-Reorganization losses cannot be used to offset such built-in gains if they are recognized during the five-year period beginning on the date of the Reorganization.

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In addition, the Reorganization will result in the spreading of tax benefits and tax costs across the larger shareholder base of the combined Fund. On the one hand, the shareholders of the Acquired Fund will receive a proportionate share of any “built-in” (unrealized) gains in the Acquiring Fund’s assets, as well as any taxable gains realized by the Acquiring Fund but not distributed to its shareholders prior to the Reorganization, when such gains are eventually distributed by the Acquiring Fund. As a result, shareholders of the Acquired Fund may receive larger taxable distributions than they would have had the Reorganization not occurred. Additionally, any pre-acquisition losses of the Acquired Fund (whether realized or unrealized) remaining after the operation of the limitation rules described above will become available to offset post-Reorganization capital gains otherwise distributed to a broader group of shareholders than would have been the case absent such Reorganization, such that the benefit of those losses to the Acquired Fund shareholders may be further reduced relative to what the benefit would have been had the Reorganization not occurred. On the other hand, any pre-acquisition losses of the Acquiring Fund remaining after the operation of the limitation rules described above will be available to offset capital gains of the combined Fund realized after the Reorganization other than Acquired Fund built-in gains (as set forth above), potentially resulting in a tax benefit to the Acquired Fund shareholders.

As of November 6, 2015, the Acquired Fund and the Acquiring Fund had unrealized appreciation equal to approximately 9.2% and 14.6% of their net assets, respectively. As of November 18, 2015 the Acquiring Fund had no capital loss carryforwards and the Acquired Fund had capital loss carryforwards of $14,694,480, which are scheduled to expire on October 31, 2016, and are subject to an existing limitation on their use to offset gains. As a result of the Reorganization, the expiration of the Acquired Fund’s capital loss carryforwards will be accelerated, increasing the likelihood that such losses will expire unused.

The amount of realized and unrealized gains and losses of each Fund, as well as the size of each Fund, at the time of the Reorganization will determine the extent to which the Funds’ respective losses, both realized and unrealized, will be available to reduce gains realized by the combined Fund following the Reorganization, and consequently the extent to which the combined Fund may be required to distribute gains to its shareholders earlier than would have been the case absent the Reorganization. Thus the impact of the rules described above will depend on factors that are currently unknown, such that this impact cannot be calculated precisely prior to the Reorganization.

This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization, including the applicability and effect of state, local, non-U.S. and other tax laws.

Additional Terms of the Agreement and Plan of Reorganization

Certain terms of the Agreement are described above. The following is a summary of certain additional terms of the Agreement. This summary and any other description of the terms of the Agreement contained in this proxy statement and prospectus is qualified in its entirety by Exhibit A, which is the Form of Agreement and Plan of Reorganization in its entirety that is proposed for the Reorganization.

Conditions to Closing the Reorganization. The obligation of the Acquired Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the performance by the Acquiring Fund of all its obligations under the Agreement and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 8).

The obligation of the Acquiring Fund to consummate the Reorganization is subject to the satisfaction of certain conditions, including the Acquired Fund’s performance of all of its obligations under the Agreement, the receipt of certain documents and financial statements from the Acquired Fund, and the receipt of all consents, orders, and permits necessary to consummate the Reorganization (see Agreement, paragraph 9).

The obligations of the Acquired Fund and the Acquiring Fund are subject to approval of the Agreement by the necessary vote of the outstanding shares of the Acquired Fund, in accordance with the provisions of the Acquired Fund’s amended and restated agreement and declaration of trust and the amended and restated by-laws. The obligations of the Acquired Fund and the Acquiring Fund are also subject to the receipt of a favorable opinion of

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Ropes & Gray as to the U.S. federal income tax consequences of the Reorganization (see Agreement, paragraphs 8(e) and (f) and 9(e) and (f)).

Termination of Agreement. The Board, or the Acquiring Fund’s Board of Trustees, may terminate the Agreement as to the respective Fund (even if the shareholders of the Fund have already approved it) at any time before the Reorganization date, if the Board or the Acquiring Fund’s Board of Trustees, believe that proceeding with the Reorganization for a Fund would no longer be advisable.

Expenses of the Reorganization. The Acquired Fund and the Acquiring Fund will each pay an allocable portion of the costs that are incurred in connection with the Reorganization. The estimated cost of the Reorganization is approximately $271,145, of which $172,668 will be borne by the Acquired Fund and $98,477 will be borne by the Acquiring Fund. Notwithstanding the foregoing, the Acquired Fund and the Acquiring Fund will each pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification under applicable state and federal laws of the shares of the Acquiring Fund issued in connection with the Reorganization. If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

CAPITALIZATION

The following table sets forth the capitalization of each Fund as of August 31, 2015, and the pro forma combined capitalization of the Acquiring Fund as if the proposed Reorganization had occurred on that date.

It is impossible to predict how many shares of the Acquiring Fund will actually be received and distributed by the Acquired Fund on the closing date of the Reorganization. The table below should not be relied upon to determine the amount of the Acquiring Fund shares that will actually be received and distributed.

Funds	Net assets	Share class	NAV	Shares outstanding
Small Cap Equity Fund (Acquired Fund)	$330,669,083	Class A	$32.47	10,184,799
	$9,516,349	Class B	$28.75	330,986
	$24,902,019	Class C	$28.77	865,678
	$11,545,739	Class I	$34.73	332,454
	$1,917,844	Class R6	$34.86	55,016
Total	$378,551,034			11,768,933
New Opportunities Fund (Acquiring Fund)	$129,059	Class A	$25.43	5,075
	$99,731	Class C	$25.39	3,928
	$94,034	Class I	$25.45	3,694.13
	$93,909	Class R1	$25.42	3,694
	$93,971	Class R2	$25.44	3,694
	$93,909	Class R3	$25.42	3,694
	$93,997	Class R4	$25.44	3,694
	$94,043	Class R5	$25.46	3,694
	$94,037	Class R6	$25.46	3,694
	$62,161,656	Class 1	$25.59	2,429,090
	$152,849,831	Class NAV	$25.45	6,005,372
Total	$215,898,177			8,469,323
Decrease in net assets to reflect the estimated expenses of the Reorganization and increase/(decrease) in	($150,887)	Class A	($0.01)	3,191,687
	($4,341)	Class B	($0.01)	(330,986)
	($11,404)	Class C	($0.01)	115,041
	($5,309)	Class I	($0.02)	121,181

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Funds	Net assets	Share class	NAV	Shares outstanding
outstanding shares relative to net asset value upon the Reorganization.	($43)	Class R1	($0.01)
	($43)	Class R2	($0.01)
	($43)	Class R3	($0.01)
	($43)	Class R4	($0.01)
	($43)	Class R5	($0.01)
	($918)	Class R6	($0.02)	20,307
	($28,354)	Class 1	($0.01)
	($69,719)	Class NAV	($0.01)
Total	($271,147)			3,117,230
New Opportunities Fund (Acquiring Fund) (pro forma assuming Reorganization) (a)	$340,159,263	Class A	$25.42	13,381,561
	$24,990,346	Class C	$25.38	984,647
	$11,634,464	Class I	$25.44	457,329
	$93,866	Class R1	$25.41	3,694
	$93,928	Class R2	$25.43	3,694
	$93,866	Class R3	$25.41	3,694
	$93,954	Class R4	$25.43	3,694
	$94,000	Class R5	$25.45	3,694
	$2,010,963	Class R6	$25.45	79,017
	$62,133,302	Class 1	$25.58	2,429,090
	$152,780,112	Class NAV	$25.44	6,005,372
Total	$594,178,064			23,355,466

(a) Pro forma amounts for Class A shares of the Acquiring Fund reflect the inclusion of shares and net assets currently attributable to both Class A and Class B shares of the Acquired Fund.

If the Reorganization had taken place on September 1, 2014, in accordance with the Agreement:

i.	approximately 1.28 and 1.13 of the Acquiring Fund Class A shares would have been issued to holders of the Acquired Fund Class A and Class B shares, respectively;

ii.	approximately 1.13 of the Acquiring Fund Class C shares would have been issued to holders of the Acquired Fund Class C shares;

iii.	approximately 1.37 of the Acquiring Fund Class I shares would have been issued to holders of the Acquired Fund Class I shares; and

iv.	approximately 1.37 of the Acquiring Fund Class R6 shares would have been issued to holders of the Acquired Fund Class R6 shares.

ADDITIONAL INFORMATION ABOUT THE FUNDS

The following table shows where in each Fund’s prospectus you can find additional information about Fund.

Type of Information	Headings in each Prospectus
Investment objective and policies	Fund summary — Investment objective, Principal investment strategies Fund details — Principal investment strategies, Principal risks of investing

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Type of Information	Headings in each Prospectus

Portfolio management	Who’s who — Investment Advisor, Subadvisor

Expenses	Fund summary — Fees and expenses

Custodian	Who’s who — Custodian

Shares of beneficial interest	Your account — Choosing a share class

Purchase of shares	Your account — Choosing a share class, How sales charges are calculated, Sales charge reductions and waivers, Opening an account, Transaction policies, Dividends and account policies, Additional investor services

Redemption or sale of shares	Your account — How sales charges are calculated, Selling shares, Transaction policies, Dividends and account policies, Additional investor services

Dividends, distributions, and taxes	Your account — Dividends and account policies

BOARD RECOMMENDATION

For the reasons described above, the Board, including the Independent Trustees, approved the Reorganization on behalf of the Acquired Fund. Similarly, the Acquiring Fund’s Board of Trustees, including the Independent Trustees, approved the Reorganization on behalf of the Acquiring Fund. They also determined that the Reorganization is in the best interest of the Acquiring Fund and that the interests of the Acquiring Fund’s shareholders would not be diluted as a result of the Reorganization.

The Trustees recommend that shareholders of your Fund vote FOR the proposal to approve the Agreement and Plan of Reorganization for your Fund.

CONFLICTS OF INTEREST

The Reorganization is expected to benefit JHA. Although the expected advisory fee rate of New Opportunities Fund after the Reorganization is lower than the advisory fee rate currently paid by shareholders of New Opportunities Fund, JHA is nonetheless expected to benefit from the Reorganization due to increased advisory fees to be borne by the Acquired Fund shareholders, reduced administrative complexity and the potential for increased assets under management, as the combined Fund will offer investors potential long-term economies of scale and a simplified, potentially more attractive product offering.

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VOTING RIGHTS AND REQUIRED VOTE

Each whole share of your Fund is entitled to one vote and each fractional share is entitled to a proportionate fractional vote. Approval of the proposal described above requires the affirmative vote of a majority of the outstanding shares of the Acquired Fund entitled to vote on the proposal. Shares will be voted in the aggregate, without regard to class. For this purpose, the term “vote of a majority of the outstanding shares entitled to vote” shall mean the vote of the lesser of:

(1)	67% or more of the voting securities present at such meeting, if more than 50% of the outstanding voting securities of the Acquired Fund are present or represented by proxy; or

(2)	more than 50% of the outstanding voting securities of the Acquired Fund.

Shares	Quorum	Voting
In general	All shares present in person or by proxy are counted towards a quorum.	Shares present at the meeting will be voted in person at the meeting. Shares present by proxy will be voted in accordance with the voting shareholders’ instructions.
Proxy with no voting instruction (other than Broker non-vote)	Considered present at the meeting.	Voted “for” a proposal.
Broker non-vote	Considered present at the meeting.	Not voted. Same effect as a vote “against.”
Abstain	Considered present at the meeting.	Not voted. Same effect as a vote “against.”

If the required approval of the Acquired Fund’s shareholders is not obtained with respect to the proposal, the Board will consider what further action may be appropriate, which can include re-soliciting shareholders to approve the proposal.

INFORMATION CONCERNING THE MEETING

Solicitation of Proxies

In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax, or in person by the trustees, officers, and employees of your Fund; by personnel of your Fund’s investment Advisor, JHA, and its transfer agent, Signature Services; or by broker-dealer firms. Signature Services, together with a third party solicitation firm, has agreed to provide proxy solicitation services to the Acquired Fund at a cost of approximately $170,000 -$175,000 for the proxy.

Revoking Proxies

The Acquired Fund shareholder signing and returning a proxy has the power to revoke it at any time before it is exercised:

▪	By filing a written notice of revocation with the Acquired Fund’s transfer agent, John Hancock Signature Services, Inc., P.O. Box 55913, Boston, Massachusetts 02205-5913;

▪	By returning a duly executed proxy with a later date before the time of the meeting; or

▪	If a shareholder has executed a proxy but is present at the meeting and wishes to vote in person, by notifying the secretary of your Fund (without complying with any formalities) at any time before it is voted.

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Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares and Quorum

As of the record date of January 22, 2016, the numbers of shares of beneficial interest outstanding of both the Acquiring Fund and the Acquired Fund were as follows:

Fund No.	Fund Name	Class	Cusip #	Total Shares as of 01/22/16
37	Small Cap Equity	A	409905700	9,841,614.580
137	Small Cap Equity	B	409905809	284,918.387
427	Small Cap Equity	I	409905841	324,114.979
537	Small Cap Equity	C	409905882	839,772.284
6018	Small Cap Equity	R6	409905825	51,054.864
				11,341,475.094

4520	New Opportunities	A	47805A105	7,603.513
4522	New Opportunities	C	47805A204	4,825.582
4523	New Opportunities	I	47805A303	3,694.126
6187	New Opportunities	R6	47805A881	3,694.126
				19,817.347

Only shareholders of record on the record date are entitled to notice of and to vote at the meeting. A majority of the outstanding shares of the Acquired Fund that are entitled to vote, present in person or represented by proxy, will be considered a quorum for the transaction of business.

Other Business

The Board knows of no business to be presented for consideration at the meeting other than the proposal identified in this proxy. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

If a quorum is not present in person or by proxy at the time any session of the meeting is called to order, the persons named as proxies may vote those proxies that have been received to adjourn the meeting to any later date. If a quorum is present but there are not sufficient votes in favor of the proposal, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies concerning the proposal. Any adjournment will require the affirmative vote of a majority of the Acquired Fund’s shares at the session of the meeting to be adjourned. If an adjournment of the meeting is proposed because there are not sufficient votes in favor of the proposal, the persons named as proxies will vote those proxies favoring the proposal in favor of adjournment, and will vote those proxies against the proposal against adjournment. The persons named as proxies will not vote any proxy that directs them to abstain from voting on the proposal. Any adjourned meeting will be held as adjourned without further notice to shareholders.

Telephone Voting

In addition to soliciting proxies by mail, by e-mail, or in person, your Fund also may arrange to have votes recorded by telephone by officers and employees of your Fund or by personnel of JHA, Signature Services, or a third-party solicitation firm. The telephone voting procedure is designed to verify a shareholder’s identity, to allow a

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shareholder to authorize the voting of shares in accordance with the shareholder’s instructions, and to confirm that the voting instructions have been properly recorded.

▪	A shareholder will be called on a recorded line at the telephone number in the Fund’s account records and will be asked to provide the shareholder’s Social Security number or other identifying information.

▪	The shareholder will then be given an opportunity to authorize proxies to vote his or her shares at the meeting in accordance with the shareholder’s instructions.

▪	To ensure that the shareholder’s instructions have been recorded correctly, the shareholder will also receive a confirmation of the voting instructions by mail.

▪	A toll-free number will be available in case the voting information contained in the confirmation is incorrect.

▪	If the shareholder decides after voting by telephone to attend the meeting, the shareholder can revoke the proxy at that time and vote the shares at the meeting.

Internet Voting

You will also have the opportunity to submit your voting instructions via the Internet by utilizing a program provided through a vendor. Voting via the Internet will not affect your right to vote in person if you decide to attend the meeting. Do not mail the proxy card(s) if you are voting via the Internet. To vote via the Internet, you will need the control number that appears on your proxy card(s). These Internet voting procedures are designed to authenticate shareholder identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. If you are voting via the Internet, you should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, which costs you must bear.

To vote via the Internet:

▪	Read the proxy statement and prospectus and have your proxy card(s) at hand.

▪	Go to the website on the proxy card(s).

▪	Enter the control number found on your proxy card(s).

▪	Follow the instructions on the website. Please call us at 800-225-5291 if you have any problems.

▪	To ensure that your instructions have been recorded correctly, you will receive a confirmation of your voting instructions immediately after your submission and also by email, if chosen.

Shareholders’ Proposals

The management team of your Fund is not required and does not intend to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of your Fund must submit the proposal in writing, so that it is received by the management team of your Fund at 601 Congress Street, Boston, Massachusetts 02210, within a reasonable time before any meeting.

OWNERSHIP OF SHARES OF THE FUNDS

As of the record date of January 22, 2016, the trustees and officers of the Small Cap Equity Fund and the New Opportunities Fund owned in the aggregate less than 1% of each class of each Fund’s outstanding shares.

Set forth below for each Fund is information as to shareholders, if any, known by the Fund to own beneficially or of record 5% or more of the outstanding shares of any class of shares of the Fund as of the record date, January 22, 2016. Any shareholder who owns beneficially more than 25% of a fund is deemed to control that fund. If an entity controls a majority of shares of a fund, votes on behalf of such shares may have a determinative impact on any

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proposals to shareholders.

John Hancock Life Insurance Company (U.S.A.) (“JHLICO U.S.A.”) owned a majority of the voting securities of the Acquiring Fund as of the record date. JHLICO U.S.A. is a stock life insurance company originally organized under the laws of 76 Pennsylvania and redomesticated under the laws of Michigan. Its principal address is 201 Townsend Street, Suite 900, Lansing, Michigan 48933. JHLICO U.S.A. is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (“Manulife”), a Canadian stock life insurance company. MFC is the holding company of Manulife and its subsidiaries. The principal offices of MFC are located at 200 Bloor Street East, Toronto, Ontario, Canada M4W 1E5.

Fund	Share Class	Shareholder Name and Address	Percentage of Ownership	Record or Beneficial Ownership
SMALL CAP EQUITY	A	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	8.81%	Record
SMALL CAP EQUITY	A	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST NEW YORK NY 10281-1003	6.09%	Record
SMALL CAP EQUITY	A	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	5.23%	Record
SMALL CAP EQUITY	A	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	5.10%	Record
SMALL CAP EQUITY	C	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	16.61%	Record
SMALL CAP EQUITY	C	NATIONAL FINANCIAL SERVICES LLC FEBO CUSTOMERS MUTUAL FUNDS 200 LIBERTY ST NEW YORK NY 10281-1003	12.35%	Record
SMALL CAP EQUITY	C	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	9.33%	Record

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SMALL CAP EQUITY	C	RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT ATTN COURTNEY WALLER 880 CARILLON PKWY ST PETERSBURG FL 33716-1100	7.57%	Record
SMALL CAP EQUITY	C	PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	7.17%	Record
SMALL CAP EQUITY	C	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CENTER PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.96%	Record
SMALL CAP EQUITY	C	UBS WM USA M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	5.76%	Record
SMALL CAP EQUITY	I	UBS WM USA M/F ATTN DEPARTMENT MANAGER 1000 HARBOR BLVD FL 5 WEEHAWKEN NJ 07086-6761	24.61%	Record
SMALL CAP EQUITY	I	MLPF& S FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN FUND ADMINISTRATION 99205 4800 DEER LAKE DRIVE EAST 2ND FL JACKSONVILLE FL 32246-6484	23.50%	Record
SMALL CAP EQUITY	I	FIRST CLEARING LLC SPECIAL CUSTODY ACCT FOR THE EXCLUSIVE BENEFIT OF CUSTOMER 2801 MARKET ST SAINT LOUIS MO 63103-2523	16.11%	Record
SMALL CAP EQUITY	I	RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING ATTN MUTUAL FUND OPS MANAGER 510 MARQUETTE AVE S MINNEAPOLIS MN 55402-1110	8.71%	Record
SMALL CAP EQUITY	I	MORGAN STANLEY SMITH BARNEY HARBORSIDE FINANCIAL CTR PLAZA 2 3RD FLOOR JERSEY CITY NJ 07311	6.54%	Record

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SMALL CAP EQUITY	R6	TIAA-CREF TRUST CO CUST/TTEE FBO RETIREMENT PLANS FBO ATTN TRUST OPERATIONS 211 N BROADWAY STE 1000 SAINT LOUIS MO 63102-2748	98.92%	Beneficial
NEW OPPORTUNITIES	A	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	48.58%	Beneficial
NEW OPPORTUNITIES	A	JOHN HANCOCK LIFE & HEALTH INS CO USA CUSTODIAN 1094 N WEAVER RD FAIRVIEW MI 48621-9709	24.33%	Beneficial
NEW OPPORTUNITIES	A	JOHN HANCOCK LIFE & HEALTH INS CO 12018 SW BENNINGTON CIR PORT ST LUCIE FL 34987-2722	8.70%	Beneficial
NEW OPPORTUNITIES	C	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	76.55%	Beneficial
NEW OPPORTUNITIES	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN 130A N KINDERKAMACK ROAD MONTVALE NJ 07645-1362	16.07%	Beneficial
NEW OPPORTUNITIES	C	JOHN HANCOCK LIFE & HEALTH INS CO CUSTODIAN 19 E DEER PATH DR BEARDSTOWN IL 62618-9593	7.37%	Beneficial
NEW OPPORTUNITIES	I	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	Beneficial
NEW OPPORTUNITIES	R6	JOHN HANCOCK LIFE INSURANCE CO USA ATTN KELLY CONWAY 601 CONGRESS ST 6TH FL BOSTON MA 02210-2806	100.00%	Beneficial

EXPERTS

The financial highlights and financial statements of each Fund, included in the relevant Fund’s Annual Report to Shareholders for the fiscal years ended October 31, 2015, for the Acquired Fund (File No. 811-03999) and August 31, 2015 (File No. 811-21779) for the Acquiring Fund, have been audited by PricewaterhouseCoopers LLP (“PwC”). These financial highlights and financial statements have been incorporated by reference into the SAI insofar as they relate to the Acquired Fund and Acquiring Fund.

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Each Fund will furnish, without charge, a copy of its Annual Report for the fiscal year ended October 31, 2015, and August 31, 2015, for the Acquired Fund and the Acquiring Fund respectively, to any shareholder upon request. The Annual Report of the Acquired Fund and the Acquiring Fund for the fiscal year ended October 31, 2015, and August 31, 2015, was filed with the SEC on December 30, 2015 and November 4, 2015, respectively. Additionally each Fund will furnish, without charge, a copy of its Semiannual Report for the period ended April 20, 2015 and February 28, 2015, for the Acquired and Acquiring Funds, respectively.

The audited annual financial statements and financial highlights have been included in reliance on the reports of PwC, given on its authority as an expert in accounting and auditing.

AVAILABLE INFORMATION

Each Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and files reports, proxy statements, and other information with the SEC. These reports, proxy statements, and other information filed by the Funds can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Room 1580, Washington, D.C. 20549; at the Northeast Regional Office (3 World Financial Center, New York, New York 10281), and at the Midwest Regional Office (175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60661). Copies of these materials can also be obtained by mail from the Public Reference Section of the SEC at 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed online or downloaded from the SEC’s website at sec.gov.

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EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION

FORM OF
AGREEMENT AND PLAN OF REORGANIZATION

This Agreement and Plan of Reorganization (the “Agreement”) is made as of [_________] [___], 2016, by and between John Hancock Small Cap Equity Fund (the “Acquired Fund”), a series of John Hancock Investment Trust II (the “Acquired Fund Trust”), a Massachusetts business trust, and John Hancock New Opportunities Fund (the “Acquiring Fund”), a series of John Hancock Funds II (the “Acquiring Fund Trust”), a Massachusetts business trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 361(a) and Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any successor provision. The reorganization will consist of the transfer of all assets of the Acquired Fund attributable to each class of its shares in exchange for shares of the Acquiring Fund as described below (the “Merger Shares”), and the assumption by the Acquiring Fund of substantially all of the liabilities of the Acquired Fund and the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund, all upon the terms and conditions set forth in this Agreement.

In order to consummate the reorganization contemplated by this Agreement (the “Reorganization”) and in consideration of the promises and the covenants and agreements hereinafter set forth, and intending to be legally bound, each party hereby agrees as follows:

1.          Representations and Warranties of the Acquiring Fund.

The Acquiring Fund Trust, on behalf of the Acquiring Fund, represents and warrants to, and agrees with, the Acquired Fund that:

(a)          The Acquiring Fund is a series of shares of the Acquiring Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquiring Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquiring Fund Trust. Each of the Acquiring Fund Trust and the Acquiring Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)          The Acquiring Fund Trust is duly registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquiring Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the Acquiring Fund Trust’s Amended and Restated Declaration of Trust, dated August 12, 2005, as may be amended (the “Acquiring Fund Trust Declaration”), and the 1940 Act.

(c)          The Acquiring Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a “regulated investment company” (“RIC”) within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date (as defined in Section 7 herein) and thereafter. The Acquiring Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)          The Acquired Fund has been furnished with the annual report of the Acquiring Fund for the fiscal year ended August 31, 2015, and the audited financial statements appearing therein, having been audited by PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquiring Fund as of August 31, 2015, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(e)          The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of August 31, 2015, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time (as

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defined in Section 3(e)), the Acquiring Fund will advise the Acquired Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(f)          The Acquiring Fund Trust, on behalf of the Acquiring Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquiring Fund Trust (the “Acquiring Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(g)          Except as has been disclosed in writing to the Acquired Fund, there are no material legal, administrative or other proceedings pending or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, threatened against the Acquiring Fund Trust or the Acquiring Fund which assert liability on the part of the Acquiring Fund Trust or the Acquiring Fund or which materially affect the financial condition of the Acquiring Fund Trust or the Acquiring Fund or the Acquiring Fund Trust’s or the Acquiring Fund’s ability to consummate the Reorganization. Neither the Acquiring Fund Trust nor the Acquiring Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)          Neither the Acquiring Fund Trust nor the Acquiring Fund is obligated under any provision of the Acquiring Fund Trust Declaration or the Acquiring Fund Trust’s By-laws, dated June 28, 2005, as may be amended (the “Acquiring Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquiring Fund and the Acquired Fund may mutually agree that the Acquiring Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(i)          There are no material contracts outstanding to which the Acquiring Fund is a party that have not been disclosed in the N-14 Registration Statement (as defined in sub-section (k) below) or that will not otherwise be disclosed to the Acquired Fund prior to the Valuation Time.

(j)          No consent, approval, authorization, or order of any court or government authority is required for the consummation by the Acquiring Fund of the Reorganization, except such as may be required under the Securities Act of 1933, as amended (the “1933 Act”), the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act or state securities laws (which term as used herein shall include the laws of the District of Columbia and Puerto Rico).

(k)          The registration statement on Form N-14 filed with the Securities and Exchange Commission (the “Commission”) by the Acquiring Fund Trust on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder, and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund’s shareholders referred to in Section 6(b) herein (together with the documents incorporated therein by reference, the “Proxy Statement/Prospectus”), and any supplement or amendment thereto or to the documents therein (as amended or supplemented, the “N-14 Registration Statement”), on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquiring Fund,

(i)          did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations thereunder; and

(ii)         does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquired Fund for use in the N-14 Registration Statement.

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(l)          The Acquiring Fund’s investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in the N-14 Registration Statement.

(m)          All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquiring Fund. In regard to the statement above that the outstanding shares will be nonassessable, it is noted that the Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquiring Fund. The Acquiring Fund does not have outstanding any security convertible into any of the Acquiring Fund shares, except that Class A shares of the Acquiring Fund are convertible into Class I shares or Class R6 shares of the Acquiring Fund, and Class C shares of the Acquiring Fund are convertible into Class I shares of the Acquiring Fund, in each case in the manner and on the terms described in the N-14 Registration Statement.

(n)          The Merger Shares to be issued to the Acquired Fund pursuant to this Agreement have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued Class A, Class C, Class R6 and Class I shares of beneficial interest in the Acquiring Fund and will be fully paid and nonassessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof. In regard to the statement above that the Merger Shares will be nonassessable, it is noted that Acquiring Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of Acquiring Fund Trust.

(o)          At or prior to the Closing Date, the Merger Shares to be transferred to the Acquired Fund for distribution to the shareholders of the Acquired Fund on the Closing Date will be duly qualified for offering to the public in all states of the United States in which the sale of shares of the Acquired Fund presently are qualified, and there will be a sufficient number of such shares registered under the 1933 Act and, as may be necessary, with each pertinent state securities commission to permit the transfers contemplated by this Agreement to be consummated.

(p)          At or prior to the Closing Date, the Acquiring Fund will have obtained any and all regulatory, trustee, and shareholder approvals necessary to issue the Merger Shares to the Acquired Fund.

(q)          The Acquiring Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay, all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted and no question with respect thereto has been raised by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

2.          Representations and Warranties of the Acquired Fund.

The Acquired Fund Trust, on behalf of the Acquired Fund, represents and warrants to, and agrees with, the Acquiring Fund that:

(a)          The Acquired Fund is a series of shares of the Acquired Fund Trust, a Massachusetts business trust duly organized and validly existing under, and in good standing in conformity with, the laws of the Commonwealth of Massachusetts, and has the power to own all of its assets and to carry out its obligations under this Agreement. The Acquired Fund Trust is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on the Acquired Fund Trust. Each of the Acquired Fund Trust and the Acquired Fund has all necessary federal, state, and local authorizations to carry on its business as it is now being conducted and to carry out this Agreement.

(b)          The Acquired Fund Trust is duly registered under the 1940 Act as an open-end management investment company and such registration has not been revoked or rescinded and is in full force and effect, and the Acquired Fund is a separate diversified series thereof duly designated in accordance with the applicable provisions of the

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Acquired Fund Trust’s Amended and Restated Agreement and Declaration of Trust, dated March 8, 2005, as may be amended (the “Acquired Fund Trust Declaration”), and the 1940 Act.

(c)          The Acquired Fund has elected to be, and has met the requirements of subchapter M of the Code for treatment as, a RIC within the meaning of Sections 851 and 852 of the Code at all times since its inception, and will continue to meet such requirements at all times through the Closing Date with respect to its taxable year ending on the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, and will not be liable for on the Closing Date, any material income or excise tax pursuant to Sections 852 or 4982 of the Code.

(d)          The Acquired Fund Trust, on behalf of the Acquired Fund, has full power and authority to enter into and perform its obligations under this Agreement. The execution, delivery, and performance of this Agreement has been duly authorized by all necessary action of the board of trustees of the Acquired Fund Trust (the “Acquired Fund Trust Board of Trustees”), and this Agreement constitutes a valid and binding contract enforceable in accordance with its terms subject to approval by the Acquired Fund’s shareholders and subject to the effects of bankruptcy, insolvency, moratorium, fraudulent conveyance, and similar laws relating to or affecting creditors’ rights generally and court decisions with respect thereto.

(e)          The Acquiring Fund has been furnished with the annual report of the Acquired Fund for the fiscal year ended October 31, 2015, and the audited financial statements appearing therein, having been audited by PwC, independent registered public accounting firm, which fairly presents the financial condition and result of operations of the Acquired Fund as of October 31, 2015, in conformity with accounting principles generally accepted in the United States applied on a consistent basis.

(f)          The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those that will be shown as belonging to it on its statement of assets and liabilities as of October 31, 2015, and those incurred in the ordinary course of business as an investment company since such date. As of the Valuation Time, the Acquired Fund will advise the Acquiring Fund in writing of all known liabilities, contingent or otherwise, whether or not incurred in the ordinary course of business, existing or accrued as of such time.

(g)          Except as has been disclosed in writing to the Acquiring Fund, there are no material legal, administrative, or other proceedings pending or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, threatened against the Acquired Fund Trust or the Acquired Fund which assert liability on the part of the Acquired Fund Trust or the Acquired Fund or which materially affect the financial condition of the Acquired Fund Trust or the Acquired Fund or the Acquired Fund Trust’s or the Acquired Fund’s ability to consummate the Reorganization. Neither Acquired Fund Trust nor the Acquired Fund is charged with or, to the best of its knowledge, threatened with any violation or investigation of any possible violation of any provisions of any federal, state, or local law or regulation or administrative ruling relating to any aspect of its business.

(h)          There are no material contracts outstanding to which the Acquired Fund is a party that have not been disclosed in the N-14 Registration Statement or that will not otherwise be disclosed to the Acquiring Fund prior to the Valuation Time.

(i)          Neither the Acquired Fund Trust nor the Acquired Fund is obligated under any provision of the Acquired Fund Trust Declaration or the Amended and Restated Acquired Fund Trust’s By-laws, dated March 8, 2005, as may be amended (the “Acquired Fund Trust By-laws”), and neither is a party to any contract or other commitment or obligation, nor is subject to any order or decree, which would be violated by its execution of or performance under this Agreement, except insofar as the Acquired Fund and the Acquiring Fund may mutually agree that the Acquired Fund may take such necessary action to amend such contract or other commitment or obligation to cure any potential violation as a condition precedent to the Reorganization.

(j)          The Acquired Fund has timely filed, or intends to file, or has obtained extensions to file, all federal, state, and local tax returns which are required to be filed by it, and has paid or has obtained extensions to pay all federal, state, and local taxes shown on said returns to be due and owing and all assessments received by it, up to and including the taxable year in which the Closing Date occurs. All such tax returns are true, correct and complete in all material respects. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted and no question with respect thereto has been raised

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by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid, up to and including the taxable year in which the Closing Date occurs.

(k)          As used in this Agreement, the term “Acquired Fund Investments” shall mean:

(i)       the investments of the Acquired Fund shown on its schedule of investments as of the Valuation Time furnished to the Acquiring Fund; and

(ii)      all other assets owned by the Acquired Fund or liabilities incurred as of the Valuation Time. At the Valuation Time and the Closing Date, the Acquired Fund will have full right, power, and authority to sell, assign, transfer, and deliver the Acquired Fund Investments. At the Closing Date, subject only to the obligation to deliver the Acquired Fund Investments as contemplated by this Agreement, the Acquired Fund will have good and marketable title to all of the Acquired Fund Investments, and the Acquiring Fund will acquire all of the Acquired Fund Investments free and clear of any encumbrances, liens, or security interests and without any restrictions upon the transfer thereof (except those imposed by the federal or state securities laws and those imperfections of title or encumbrances as do not materially detract from the value or use of the Acquired Fund Investments or materially affect title thereto).

(l)          No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the Reorganization, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act or state securities laws.

(m)          The N-14 Registration Statement, on the effective date of the N-14 Registration Statement, at the time of the shareholders’ meeting referred to in Section 6(b) of this Agreement and at the Closing Date, insofar as it relates to the Acquired Fund,

(i)          did and will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder; and

(ii)         does not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; and the Proxy Statement/Prospectus included therein did not or will not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that none of the representations and warranties in this sub-section shall apply to statements in or omissions from the N-14 Registration Statement made in reliance upon and in conformity with information furnished by the Acquiring Fund for use in the N-14 Registration Statement.

(n)          All issued and outstanding shares of the Acquired Fund are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid, and nonassessable by the Acquired Fund (“Acquired Fund Shares”). In regard to the statement above that the Acquired Fund Shares will be nonassessable, it is noted that the Acquired Fund Trust is a “Massachusetts business trust” and under Massachusetts’ law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Acquired Fund. The Acquired Fund does not have outstanding any security convertible into any of the Acquired Fund Shares, except that Class A shares of the Acquired Fund are convertible into Class I shares or Class R6 shares of the Acquired Fund, Class B shares of the Acquired Fund are convertible into Class A shares of the Acquired Fund, and Class C shares of the Acquired Fund are convertible into Class I shares of the Acquired Fund in each case in the manner and on the terms described in the N-14 Registration Statement.

(o)          All of the issued and outstanding shares of the Acquired Fund were offered for sale and sold in conformity with all applicable federal and state securities laws.

(p)          The books and records of the Acquired Fund made available to the Acquiring Fund and/or its counsel are substantially true and correct and contain no material misstatements or omissions with respect to the operations of the Acquired Fund.

(q)          The Acquired Fund will not sell or otherwise dispose of any of the Merger Shares to be received in the Reorganization, except in distribution to the shareholders of the Acquired Fund, as provided in Section 3 of this Agreement.

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3.          The Reorganization.

(a)          Subject to the requisite approval of the shareholders of the Acquired Fund, and to the other terms and conditions contained herein, the Acquired Fund agrees to sell, convey, transfer, and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Closing Date, all of the Acquired Fund Investments (including interest accrued as of the Valuation Time on debt instruments) and to assume substantially all of the liabilities of the Acquired Fund, in exchange for that number of Merger Shares provided for in Section 4. Pursuant to this Agreement, as soon as practicable after the Closing Date, the Acquired Fund will distribute all Merger Shares received by it to its shareholders in exchange for their Acquired Fund Shares in complete liquidation of the Acquired Fund. Such distributions shall be accomplished by the opening of shareholder accounts on the share ledger records of the Acquiring Fund in the amounts due the shareholders of the Acquired Fund based on their respective holdings in the Acquired Fund as of the Valuation Time.

(b)          If it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing,

(i)          nothing herein will require the Acquired Fund to dispose of any portfolios, securities, or other investments, if, in the reasonable judgment of the Acquired Fund Trust Board of Trustees or the Acquired Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquired Fund, and

(ii)         nothing will permit the Acquired Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the Acquiring Fund Trust Board of Trustees or the Acquiring Fund’s investment advisor, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the Acquiring Fund.

(c)          Prior to the Closing Date, the Acquired Fund shall declare a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2015 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2015.

(d)          The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest the Acquired Fund receives on or after the Closing Date with respect to any of the Acquired Fund Investments transferred to the Acquiring Fund hereunder.

(e)          The Valuation Time shall be 4:00 p.m., Eastern time, on the Closing Date, or such earlier or later day and time as may be mutually agreed upon in writing (the “Valuation Time”).

(f)          Recourse for liabilities assumed from the Acquired Fund by the Acquiring Fund in the Reorganization will be limited to the assets acquired by the Acquiring Fund. The known liabilities of the Acquired Fund, as of the Valuation Time, shall be confirmed to the Acquiring Fund pursuant to Section 2(k) of this Agreement.

(g)          The Acquired Fund will be terminated following the Closing Date by terminating its registration under the 1940 Act and its organization under Massachusetts law and, where it is required to do so, will withdraw its authority to do business in any state.

(h)          The Acquiring Fund will (a) file with the Secretary of the Commonwealth of Massachusetts any necessary amendment to the Acquiring Fund Trust Declaration and (b) implement any amendment to the Acquiring Fund Trust By-laws necessary to consummate the Reorganization.

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4.          Valuation.

(a)          On the Closing Date, the Acquiring Fund will deliver to the Acquired Fund a number of full and fractional Merger Shares having an aggregate net asset value, (i) in the case of Class A shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class A and Class B shares, (ii) in the case of Class C shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class C shares, (iii) in the case of Class R6 shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class R6 shares and (iv) in the case of Class I shares of the Acquiring Fund, equal to the value of the assets, less the value of the liabilities, of the Acquired Fund attributable to the Acquired Fund’s Class I shares, on such date, determined as hereinafter provided in this Section 4.

(b)          The net asset value of the Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Acquired Fund Shares, and the value of the liabilities of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

(c)          The net asset value of the Merger Shares shall be computed in the manner set forth in the then-current prospectus or statement of additional information of the Acquiring Fund. The value of the assets and liabilities of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund’s assets and liabilities.

(d)          No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

(e)          The Acquiring Fund shall issue the Merger Shares to the Acquired Fund. The Acquired Fund shall promptly distribute the Merger Shares to the shareholders of the Acquired Fund by establishing open accounts for each Acquired Fund shareholder on the share ledger records of the Acquiring Fund. Certificates representing Merger Shares will not be issued to Acquired Fund shareholders.

(f)          The Acquiring Fund shall assume substantially all of the liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent liquidation and dissolution of the Acquired Fund or otherwise, except for the Acquired Fund’s liabilities, if any, arising pursuant to this Agreement.

5.          Payment of Expenses.

(a)          Except as otherwise provided in this Section 5, the Acquired Fund and Acquiring Fund will each bear its pro rata portion of expenses, incurred in connection with the Reorganization, based on its net assets. The Acquired Fund will pay any brokerage commissions, dealer mark-ups, and similar expenses that it may incur in connection with the purchases or sale of portfolio securities, and the Acquiring Fund will pay all governmental fees required in connection with the registration or qualification of the Merger Shares under applicable state and federal laws.

(b)          In the event that the Reorganization contemplated by this Agreement is not consummated, then John Hancock Advisers, LLC, investment advisor to the Acquired and Acquiring Funds, will bear all the costs and expenses incurred in connection with such Reorganization.

(c)          Notwithstanding any other provisions of this Agreement, if for any reason the Reorganization contemplated by this Agreement is not consummated, neither the Acquiring Fund nor the Acquired Fund shall be liable to the other for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

(d)          Notwithstanding any of the foregoing, costs and expenses will in any event be paid by the party directly incurring them if and to the extent that the payment by another party of such costs and expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of subchapter M of the Code.

6.          Covenants of the Acquired Fund and the Acquiring Fund.

The Acquired Fund and the Acquiring Fund hereby covenant and agree with the other as follows:

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(a)          Each of the Acquired Fund and the Acquiring Fund will operate its business as presently conducted in the ordinary course of business between the date hereof and the Closing Date, it being understood that such ordinary course of business will include regular and customary periodic dividends and distributions.

(b)          The Acquired Fund Trust, on behalf of the Acquired Fund, will call a meeting of its shareholders to be held prior to the Closing Date to consider and act upon this Agreement and take all other reasonable action necessary to obtain the required shareholder approval of the Reorganization contemplated hereby.

(c)          In connection with the Acquired Fund shareholders’ meeting referred to in sub-section (b) above, the Acquiring Fund will prepare the Prospectus/Proxy Statement for such meeting, to be included in the N-14 Registration Statement, which the Acquiring Fund Trust, on behalf of the Acquiring Fund, will prepare and file for registration under the 1933 Act of the Merger Shares to be distributed to the Acquired Fund’s shareholders pursuant hereto, all in compliance with the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act. The Acquiring Fund will use its best efforts to provide for the N-14 Registration Statement to become effective as promptly as practicable. The Acquired Fund and the Acquiring Fund will cooperate fully with each other, and each will furnish to the other the information relating to itself to be set forth in the N-14 Registration Statement, as required by the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations thereunder and the state securities laws.

(d)          The information to be furnished by the Acquired Fund and the Acquiring Fund for use in the N-14 Registration Statement shall be accurate and complete in all material respects and shall comply with federal securities and other laws and regulations thereunder applicable hereto.

(e)          The Acquiring Fund will advise the Acquired Fund promptly if at any time prior to the Closing Date the assets of the Acquired Fund include any securities that the Acquiring Fund is not permitted to acquire.

(f)          Subject to the provisions of this Agreement, the Acquired Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to cause the conditions to the other party’s obligations to consummate the transactions contemplated hereby to be met or fulfilled and otherwise to consummate and make effective such transactions.

(g)          The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

(h)          The Acquired Fund Trust shall:

(i)          following the consummation of the Reorganization, terminate the Acquired Fund in accordance with the laws of the Commonwealth of Massachusetts, the Acquired Fund Trust Declaration, and Acquired Fund Trust By-laws, the 1940 Act and any other applicable law;

(ii)         not make any distributions of any Merger Shares other than to the respective Acquired Fund shareholders and without first paying or adequately providing for the payment of all of its respective liabilities not assumed by the Acquiring Fund, if any; and

(iii)        on and after the Closing Date not conduct any business on behalf of the Acquired Fund except in connection with the termination of the Acquired Fund.

(i)          Each of the Acquired Fund and the Acquiring Fund agrees that by the Closing Date all of its federal and other tax returns and reports required to be filed on or before such date (taking into account extensions) shall have been filed and all taxes shown as due on said returns either have been paid or adequate liability reserves have been provided for the payment of such taxes.

(j)          Neither the Acquiring Fund nor the Acquired Fund shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a) of the Code or is inconsistent with the treatment of the Reorganization as a reorganization within the meaning of such Code section. At or prior to the Closing Date, the Acquiring Fund Trust, the Acquiring Fund, the Acquired Fund Trust, and the Acquired Fund will take such action,

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or cause such action to be taken, as is reasonably necessary to enable Ropes & Gray LLP (“Ropes & Gray”), special counsel to the Acquired Fund and the Acquiring Fund, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Ropes & Gray).

(k)          In connection with the covenant in subsection (j) above, each of the Acquired Fund and Acquiring Fund will cooperate with each other in filing any tax return, amended return, or claim for refund, determining a liability for taxes or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes. The Acquiring Fund will retain for a period of ten (10) years following the Closing Date all returns, schedules and work papers and all material records or other documents relating to tax matters of the Acquired Fund for such Acquired Fund’s taxable period first ending after the Closing Date and for all prior taxable periods.

(l)          After the Closing Date, the Acquiring Fund on behalf of the Acquired Fund shall prepare, or cause its agents to prepare, any federal, state or local tax returns required to be filed by the Acquired Fund with respect to its final taxable year ending with its complete liquidation and for any prior periods or taxable years and further shall cause such tax returns to be duly filed with the appropriate taxing authorities. Notwithstanding the aforementioned provisions of this subsection, any expenses incurred by the Acquired Fund (other than for payment of taxes) in connection with the preparation and filing of said tax returns after the Closing Date shall be borne by the Acquired Fund to the extent such expenses have been accrued by the Acquired Fund on or prior to the Closing Date; any excess expenses shall be borne by the investment advisor or an affiliate thereof.

(m)          Following the consummation of the Reorganization, the Acquiring Fund will continue its business as a diversified series of the Acquiring Fund Trust, an open-end management investment company registered under the 1940 Act.

7.          Closing Date.

(a)          Delivery of the assets of the Acquired Fund to be transferred, together with any other Acquired Fund Investments, assumption of the liabilities of the Acquired Fund to be assumed, and delivery of the Merger Shares to be issued as provided in this Agreement shall be made at such place and time as the Acquired Fund and Acquiring Fund shall mutually agree, as of the close of business on [May 13, 2016], or at such other time and date agreed to by the Acquired Fund and the Acquiring Fund, the date and time upon which such delivery is to take place being referred to herein as the “Closing Date.”

(b)          To the extent that any Acquired Fund Investments, for any reason, are not transferable on the Closing Date, the Acquired Fund shall cause such Acquired Fund Investments to be transferred to the Acquiring Fund’s account with its custodian at the earliest practicable date thereafter.

(c)          The Acquired Fund will deliver to the Acquiring Fund on the Closing Date (i) copies of all relevant tax books and records and (ii) confirmation or other adequate evidence as to the tax basis of the Acquired Fund Investments delivered to the Acquiring Fund hereunder.

(d)          As soon as practicable after the close of business on the Closing Date, the Acquired Fund shall deliver to the Acquiring Fund a list of the names and addresses of all of the shareholders of record of the Acquired Fund on the Closing Date and the number of Acquired Fund Shares owned by each such shareholder, certified to the best of its knowledge and belief by the transfer agent for the Acquired Fund or by its President.

8.          Conditions of the Acquired Fund’s Obligations.

The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

(a)          That the Acquiring Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquiring Fund Trust Board of Trustees, and that the Acquiring Fund shall have delivered to the Acquired Fund a copy of the resolutions approving this Agreement adopted by the Acquiring Fund Trust Board of Trustees certified by its Secretary or Assistant Secretary.

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(b)          That the Acquiring Fund shall have furnished to the Acquired Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquiring Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquiring Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquiring Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquiring Fund since the date of the Acquiring Fund’s most recent annual report or semiannual report, as applicable, other than changes in its portfolio securities since that date or changes in the market value of its portfolio securities.

(c)          That the Acquiring Fund shall have furnished to the Acquired Fund a certificate signed by the Acquiring Fund’s President (or any Vice President), its Chief Financial Officer, or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)          That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)          That the Acquired Fund shall have received the opinion(s) of Ropes & Gray, counsel for the Acquiring Fund, dated as of the Closing Date, addressed to the Acquired Fund, substantially in the form and to the effect that:

(i)          both the Acquiring Fund and the Acquiring Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)         the Acquiring Fund is a separate series of the Acquiring Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)        this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquiring Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquiring Fund Trust on behalf of the Acquiring Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquiring Fund;

(iv)        neither the execution or delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement nor the consummation by the Acquiring Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquiring Fund as being applicable to the Acquiring Fund;

(v)         the Merger Shares have each been duly authorized and, upon issuance thereof in accordance with this Agreement, will be validly issued, fully paid, and nonassessable, except to the extent shareholders could under certain circumstances, in accordance with Massachusetts’ law, be held personally liable for the obligations of the Acquiring Fund; and

(vi)        to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquiring Fund Trust on behalf of the Acquiring Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquiring Fund is qualified to do business or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)          That the Acquired Fund shall have obtained an opinion from Ropes & Gray dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquired Fund, and based upon such

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representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)          That all proceedings taken by the Acquiring Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund.

(h)          That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquiring Fund Trust or the Acquiring Fund, be contemplated by the Commission.

9.          Conditions of the Acquiring Fund’s Obligations.

The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

(a)          That the Acquired Fund Trust Board of Trustees has determined that participation in the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders thereof will not be diluted as a result of the Reorganization, that this Agreement shall have been adopted, and the Reorganization shall have been approved, by the Acquired Fund Trust Board of Trustees and by the affirmative vote of the holders of a majority of the outstanding Acquired Fund Shares (as defined in the Acquired Fund Trust Declaration); and the Acquired Fund shall have delivered to the Acquiring Fund a copy of the resolutions approving this Agreement adopted by the Acquired Fund Trust Board of Trustees, and a certificate setting forth the vote of the holders of the Acquired Fund Shares obtained, each certified by its Secretary or Assistant Secretary.

(b)          That the Acquired Fund shall have furnished to the Acquiring Fund a statement of its assets, liabilities, and capital, with values determined as provided in Section 4 of this Agreement, together with a schedule of the Acquired Fund’s investments with their respective dates of acquisition and tax costs, all as of the Valuation Time, certified on the Acquired Fund’s behalf by its President (or any Vice President) or its Treasurer (or any Assistant Treasurer), and a certificate signed by the Acquired Fund’s President (or any Vice President) or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that as of the Valuation Time and as of the Closing Date there has been no material adverse change in the financial position of the Acquired Fund since the date of the Acquired Fund’s most recent annual report or semiannual report, as applicable, other than changes in the Acquired Fund Investments since that date or changes in the market value of the Acquired Fund Investments.

(c)          That the Acquired Fund shall have furnished to the Acquiring Fund a certificate signed by the Acquired Fund’s President (or any Vice President), its Chief Financial Officer or its Treasurer (or any Assistant Treasurer), dated as of the Closing Date, certifying that, as of the Valuation Time and as of the Closing Date, all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects with the same effect as if made at and as of such dates, and that the Acquired Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates.

(d)          That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

(e)          That the Acquiring Fund shall have received the opinion(s) of Ropes & Gray, counsel for the Acquired Fund, dated as of the Closing Date, addressed to the Acquiring Fund, substantially in the form and to the effect that:

(i)          both the Acquired Fund and the Acquired Fund Trust are duly formed and validly existing under the laws of the Commonwealth of Massachusetts;

(ii)         the Acquired Fund is a separate series of the Acquired Fund Trust, an open-end, management investment company registered under the 1940 Act;

(iii)        this Agreement and the Reorganization provided for herein and the execution of this Agreement have been duly authorized and approved by all requisite action of the Acquired Fund Trust Board of Trustees, and this Agreement has been duly executed and delivered by the Acquired Fund Trust on behalf of the Acquired Fund and (assuming this Agreement is a valid and binding obligation of the other party hereto) is a valid and binding obligation of the Acquired Fund;

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(iv)        neither the execution or delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement nor the consummation by the Acquired Fund of the Reorganization contemplated hereby violates any provision of any statute or any published regulation or any judgment or order disclosed to counsel by the Acquired Fund as being applicable to the Acquired Fund; and

(v)         to their knowledge and subject to the qualifications set forth below, the execution and delivery by the Acquired Fund Trust on behalf of the Acquired Fund of this Agreement and the consummation of the Reorganization herein contemplated do not require, under the laws of the Commonwealth of Massachusetts or any state in which the Acquired Fund is qualified to do business, or the federal laws of the United States, the consent, approval, authorization, registration, qualification, or order of, or filing with, any court or governmental agency or body (except such as have been obtained under the 1933 Act, 1934 Act, the 1940 Act or the rules and regulations thereunder). Counsel need express no opinion, however, as to any such consent, approval, authorization, registration, qualification, order, or filing which may be required as a result of the involvement of other parties to this Agreement in the transactions herein contemplated because of their legal or regulatory status or because of any other facts specifically pertaining to them.

(f)          That the Acquiring Fund shall have obtained an opinion from Ropes & Gray, counsel for the Acquired Fund, dated as of the Closing Date (which opinion will be subject to certain qualifications), addressed to the Acquiring Fund, and based upon such representations of the parties as Ropes & Gray may reasonably request and the existing provisions of the Code, Treasury regulations promulgated thereunder, current administrative rules, and court decisions, that the Reorganization set forth in this Agreement qualifies as a reorganization as described in Section 368(a) of the Code.

(g)          That the N-14 Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of the Acquired Fund Trust or the Acquired Fund, be contemplated by the Commission.

(h)          That the Acquired Fund’s custodian shall have delivered to the Acquiring Fund a certificate identifying all assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

(i)          That all proceedings taken by the Acquired Fund and its counsel in connection with the Reorganization and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund.

(j)          That prior to the Closing Date the Acquired Fund shall have declared a dividend or dividends which, together with all such previous dividends, shall have the effect of distributing to its shareholders all of its net investment company taxable income, if any (computed without regard to any deduction for dividends paid), all of its net tax-exempt income, if any, and all of its net capital gain, if any, in each case for its taxable year beginning on November 1, 2015 and ending on the Closing Date and, if still timely under Section 855 of the Code, the taxable year ending on October 31, 2015.

10.         Termination, Postponement and Waivers.

(a)          Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Reorganization abandoned at any time (whether before or after adoption thereof by the shareholders of the Acquired Fund) prior to the Closing Date, or the Closing Date may be postponed,

(i)          by mutual consent of the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees;

(ii)         by the Acquired Fund Trust Board of Trustees if any condition of the Acquired Fund’s obligations set forth in Section 8 of this Agreement has not been fulfilled or waived by such Board; or

(iii)        by the Acquiring Fund Trust Board of Trustees if any condition of the Acquiring Fund’s obligations set forth in Section 9 of this Agreement has not been fulfilled or waived by such Board.

(b)          If the Reorganization contemplated by this Agreement has not been consummated by [ ], this Agreement automatically shall terminate on that date, unless a later date is mutually agreed to by the Acquired Fund Trust Board of Trustees and the Acquiring Fund Trust Board of Trustees.

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(c)          In the event of termination of this Agreement pursuant to the provisions hereof, the same shall become void and have no further effect, and there shall not be any liability on the part of the Acquired Fund, the Acquiring Fund or persons who are their directors, trustees, officers, agents, or shareholders in respect of this Agreement.

(d)          At any time prior to the Closing Date, any of the terms or conditions of this Agreement may be waived by the Acquired Fund Trust Board of Trustees or the Acquiring Fund Trust Board of Trustees (whichever is entitled to the benefit thereof), if, in the judgment of such Board after consultation with its counsel, such action or waiver will not have a material adverse effect on the benefits intended under this Agreement to the shareholders of their respective Fund, on behalf of which such action is taken.

(e)          The respective representations and warranties contained in Sections 1 and 2 of this Agreement shall expire with, and be terminated by, the consummation of the Reorganization, and the Acquired Fund and the Acquiring Fund and the officers, trustees, agents, or shareholders of such Funds shall not have any liability with respect to such representations or warranties after the Closing Date. This provision shall not protect any officer, trustee, agent, or shareholder of either the Acquired Fund or the Acquiring Fund against any liability to the entity for which that officer, trustee, agent, or shareholder so acts or to its shareholders, to which that officer, trustee, agent, or shareholder otherwise would be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties in the conduct of such office.

(f)          If any order or orders of the Commission with respect to this Agreement shall be issued prior to the Closing Date and shall impose any terms or conditions which are determined by action of the respective Boards of Trustees to be acceptable, such terms and conditions shall be binding as if a part of this Agreement without further vote or approval of the shareholders of the Acquired Fund unless such terms and conditions shall result in a change in the method of computing the number of Merger Shares to be issued to the Acquired Fund, in which event, unless such terms and conditions shall have been included in the proxy solicitation materials furnished to the shareholders of the Acquired Fund prior to the meeting at which the Reorganization shall have been approved, this Agreement shall not be consummated and shall terminate unless the Acquired Fund promptly shall call a special meeting of shareholders at which such conditions so imposed shall be submitted for approval.

11.         Indemnification.

(a)          Each party (an “Indemnitor”) shall indemnify and hold the other and its officers, trustees, agents, and persons controlled by or controlling any of them (each an “Indemnified Party”) harmless from and against any and all losses, damages, liabilities, claims, demands, judgments, settlements, deficiencies, taxes, assessments, charges, costs, and expenses of any nature whatsoever (including reasonable attorneys’ fees) including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by such Indemnified Party in connection with the defense or disposition of any claim, action, suit, or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which such Indemnified Party may be or may have been involved as a party or otherwise or with which such Indemnified Party may be or may have been threatened (collectively, the “Losses”) arising out of or related to any claim of a breach of any representation, warranty, or covenant made herein by the Indemnitor; provided, however, that no Indemnified Party shall be indemnified hereunder against any Losses arising directly from such Indemnified Party’s: (i) willful misfeasance; (ii) bad faith; (iii) gross negligence; or (iv) reckless disregard of the duties involved in the conduct of such Indemnified Party’s position.

(b)          The Indemnified Party shall use its best efforts to minimize any liabilities, damages, deficiencies, claims, judgments, assessments, costs, and expenses in respect of which indemnity may be sought hereunder. The Indemnified Party shall give written notice to the Indemnitor within the earlier of ten (10) days of receipt of written notice to the Indemnified Party or thirty (30) days from discovery by the Indemnified Party of any matters which may give rise to a claim for indemnification or reimbursement under this Agreement. The failure to give such notice shall not affect the right of the Indemnified Party to indemnity hereunder unless such failure has materially and adversely affected the rights of the Indemnitor. At any time after ten (10) days from the giving of such notice, the Indemnified Party may, at its option, resist, settle, or otherwise compromise, or pay such claim unless it shall have received notice from the Indemnitor that the Indemnitor intends, at the Indemnitor’s sole cost and expense, to assume the defense of any such matter, in which case the Indemnified Party shall have the right, at no cost or expense to the Indemnitor, to participate in such defense. If the Indemnitor does not assume the defense of such matter, and in any event until the Indemnitor states in writing that it will assume the defense, the Indemnitor shall

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pay all costs of the Indemnified Party arising out of the defense until the defense is assumed; provided, however, that the Indemnified Party shall consult with the Indemnitor and obtain the Indemnitor’s prior written consent to any payment or settlement of any such claim. The Indemnitor shall keep the Indemnified Party fully apprised at all times as to the status of the defense. If the Indemnitor does not assume the defense, the Indemnified Party shall keep the Indemnitor apprised at all times as to the status of the defense. Following indemnification as provided for hereunder, the Indemnitor shall be subrogated to all rights of the Indemnified Party with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made.

12.         Other Matters.

(a)          All covenants, agreements, representations, and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding any investigation made by them or on their behalf.

(b)          All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally or sent by registered mail or certified mail, postage prepaid. Notice to the Acquired Fund shall be addressed to the John Hancock Small Cap Equity Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address as the Acquired Fund may designate by written notice to the Acquiring Fund. Notice to the Acquiring Fund shall be addressed to John Hancock New Opportunities Fund c/o John Hancock, 601 Congress Street, Boston, Massachusetts 02210, Attention: Chief Legal Officer, or at such other address and to the attention of such other person as the Acquiring Fund may designate by written notice to the Acquired Fund. Any notice shall be deemed to have been served or given as of the date such notice is delivered personally or mailed.

(c)          This Agreement supersedes all previous correspondence and oral communications between the parties regarding the Reorganization, constitutes the only understanding with respect to the Reorganization, may not be changed except by a letter of agreement signed by each party and shall be governed by and construed in accordance with the domestic substantive laws of the Commonwealth of Massachusetts applicable to agreements made and to be performed in said state, without giving effect to any choice or conflicts of law rule or provision that would result in the application of the domestic substantive laws of any other jurisdiction.

(d)          It is expressly agreed that the obligations of each of the Acquired Fund Trust, on behalf of the Acquired Fund, and the Acquiring Fund Trust, on behalf of the Acquiring Fund, hereunder shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents, or employees personally, but shall bind only the trust property of the respective Fund as provided in the Acquired Fund Trust Declaration or the Acquiring Fund Trust Declaration, as applicable. The execution and delivery of this Agreement has been authorized by the Acquired Fund Trust Board of Trustees on behalf of the Acquired Fund and the Acquiring Fund Trust Board of Trustees on behalf of the Acquiring Fund and signed by authorized officers of each respective Trust, acting as such, and neither such authorization by such trustees, nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of each respective trust on behalf of the relevant Fund as provided in the Acquired Fund Trust Declaration and the Acquiring Fund Trust Declaration, as applicable.

(e)          This Agreement may be executed in any number of counterparts, each of which, when executed and delivered, shall be deemed to be an original but all such counterparts together shall constitute but one instrument.

THE REST OF THIS PAGE IS INTENTIONALLY BLANK.

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IN WITNESS WHEREOF, the parties have hereunto caused this Agreement to be executed and delivered by their duly authorized officers as of the day and year first written above.

JOHN HANCOCK INVESTMENT TRUST II,
on behalf of its series, John Hancock Small Cap Equity Fund

By:

Name:	[_______________________________]

Title:	[________________________________]

JOHN HANCOCK FUNDS II,
on behalf of its series, John Hancock New Opportunities Fund

By:

Name:	[_______________________________]

Title:	[________________________________]

Agreed to and accepted as to Section 5 only:
JOHN HANCOCK ADVISERS, LLC

By:

Name:	[_______________________________]

Title:	[________________________________]

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Thank you for mailing your proxy card promptly!

[Logo] John Hancock(R) John Hancock Funds, LLC
MEMBER FINRA

601 Congress Street
Boston, MA 02210-2805

1-800-225-5291
1-800-554-6713 TDD
1-800-338-8080 EASI-Line

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John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

37DPX 02/16

John Hancock INVESTMENTS

John Hancock Funds, LLC ■ Member FINRA, SIPC
601 Congress Street ■ Boston, MA 02210-2805 ■ 800-225-5291 ■ jhinvestments.com

37SPX 02/16

STATEMENT OF ADDITIONAL INFORMATION

February 12, 2016

JOHN HANCOCK SMALL CAP EQUITY FUND

(the “Acquired Fund,” a series of John Hancock Investment Trust II)

AND

JOHN HANCOCK NEW OPPORTUNITIES FUND

(the “Acquiring Fund,” a series of John Hancock Funds II)

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the related combined Proxy Statement and Prospectus (also dated February 12, 2016). This SAI provides additional information about the Acquired Fund and the Acquiring Fund (the “Funds”). The Acquired Fund is a series of John Hancock Investment Trust II (“Acquired Fund Trust”), and the Acquiring Fund is a series of John Hancock Funds II (the “Acquiring Fund Trust”). Each such trust is a Massachusetts business trust. Please retain this SAI for further reference.

This SAI is intended to supplement the information provided in a combined Proxy Statement and Prospectus dated February 12, 2016, relating to the proposed reorganization of the Acquired Fund into the Acquiring Fund (the “Reorganization”) and in connection with the solicitation by the Acquired Fund of proxies to be voted at the Special Meeting of Shareholders of the Acquired Fund to be held on April 15, 2016.

A copy of the Proxy Statement and Prospectus can be obtained free of charge by writing or telephoning:

John Hancock Advisers, LLC

601 Congress Street

Boston, Massachusetts 02210

800-225-5291

Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this SAI.

TABLE OF CONTENTS

1.	The Statement of Additional Information dated March 1, 2015, of the Acquired Fund (the “Acquired Fund SAI”)

2.	The Statement of Additional Information dated January 1, 2015, of the Acquiring Fund (the “Acquiring Fund SAI”)

3.	The Annual Report of the Acquired Fund Trust for the fiscal year ended October 31, 2015, with respect to the Acquired Fund (the “Acquired Fund Annual Report”)

4.	The Annual Report of the Acquiring Fund Trust for the fiscal year ended August 31, 2015, with respect to the Acquiring Fund (the “Acquiring Fund Annual Report” and together with the Acquired Fund Annual Report, the “Annual Reports”)

5.	Pro forma financial information

INFORMATION INCORPORATED BY REFERENCE

The Acquired Fund SAI is incorporated by reference to the Acquiring Fund Trust’s definitive materials as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) (File Nos. 002-90305, 811-03999) on February 25, 2015 (Accession No. 0001133228-15-000572).

The Acquired Fund’s Annual Report is incorporated by reference to the Acquired Fund Trust’s report on Form N-CSR (File No. 811-03999), as filed with the SEC on December 30, 2015 (Accession No 0001145443-15-001376).

The Acquiring Fund SAI is incorporated by reference to the Acquiring Fund Trust’s definitive materials as filed with the Securities and Exchange Commission (the “SEC”) pursuant to Rule 485(b) (File Nos. 333-126293, 811-21779) on December 23, 2014 (Accession No. 0001133228-14-004936).

The Acquiring Fund’s Annual Report is incorporated by reference to the Acquiring Fund Trust’s report on Form N-CSR (File No. 811-21779), as filed with the SEC on November 4, 2015 (Accession No. 0001145443-15-001240), including the report of PricewaterhouseCoopers, LLP contained therein.

PRO FORMA FINANCIAL INFORMATION

The pro forma information provided herein should be read in conjunction with the Annual Reports, which are on file with the SEC and available at no charge.

The unaudited pro forma information set forth below for the twelve months ended August 31, 2015, is intended to present ratios and supplemental data as if the Reorganization of the Acquired Fund into the Acquiring Fund had been consummated on September 1, 2014. The Reorganization is intended to consolidate the Acquired Fund with a similar fund.

Each Fund is advised by John Hancock Advisers, LLC (“JHA” or the “Advisor”). The Acquired Fund is managed by John Hancock Asset Management, a division of Manulife Asset Management (US) LLC. The Acquiring Fund is managed by four separate subadvisors: Brandywine Global Investment Management, LLC, Dimensional Fund Advisors LP, Gannett Welsh & Kotler, LLC, and Invesco Advisers, Inc. The Acquired Fund and the Acquiring Fund are diversified series of John Hancock Investment Trust II and John Hancock Funds II, respectively, both Massachusetts business trusts.

The purpose of the Reorganization is to combine two Funds with substantially similar investment objectives and generally similar investment strategies and risks. The combined Fund offers economies of scale that may lead to lower shareholder expenses and greater growth potential.

The Acquiring Fund currently offers Class A, Class C, Class I, Class R1, Class R2, Class R3, Class R4, Class R5, Class R6, Class 1, and Class NAV shares. The Acquired Fund currently offers Class A, Class B, Class C, Class R6 and Class I shares. If approved by the Board of the Trustees of the Acquired Fund, the Acquired Fund’s Class A, Class C, Class R6 and Class I shares will merge into the Acquiring Fund’s Class A, Class C, Class R6 and Class I shares, respectively, and the Acquired Fund’s Class B shares will merge into the Acquiring Fund’s Class A shares.

Class A shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class A shares of each Fund are offered with front-end sales charges ranging from 5.00% to 0.00% of each Fund’s offering price, depending on the amount invested. For the Funds’ Class A shares, there is no front-end sales charge for investments of $1 million or more, but there is a contingent deferred sales charge (“CDSC”) of 1.00% on Class A shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class A shares of each Fund are subject to distribution and service (“Rule 12b-1”) fees, equal to the annual rate of 0.30% of the average daily net assets of Class A shares for the Acquiring Fund. For the Acquiring Fund, JHA has contractually agreed through December 31, 2016, to waive and/or reimburse all class specific expenses for the class to the extent they exceed 1.44% of average annual net assets (on an annualized basis) attributable to Class A shares of the Acquiring Fund.

Class C shares of the Acquired Fund and the Acquiring Fund have the same characteristics and, except as noted below, the same fee structures. Class C shares of each Fund are offered without a front-end sales charge, and for each Fund’s Class C shares, there is no front-end sales charge for investments of $1 million or more, but there is a CDSC of 1.00% on Class C shares upon which a commission or finder’s fee was paid that are sold within one year of purchase. Class C shares of each Fund are subject to distribution Rule 12b-1 fees, equal to the annual rate of 1.00% of average daily net assets of Class C shares. For the Acquiring Fund, JHA has contractually agreed through December 31, 2016, to waive and/or reimburse all class specific expenses for the class to the extent they exceed 2.14% of average annual net assets (on an annualized basis) attributable to Class A shares of the Acquiring Fund.

Class R6 shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class R6 shares of the Acquired Fund and Acquiring Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees. JHA has contractually agreed to waive and/or reimburse all class specific expenses for the class to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to Class R6 shares of the Acquired Fund through February 29, 2016, and the Acquiring Fund through December 31, 2016.

Class I shares of the Acquired Fund and the Acquiring Fund have the same characteristics and same fee structures. Class I shares of each Fund are offered without a front-end sales charge or CDSC, and are not subject to Rule 12b-1 fees. JHA has contractually agreed to reduce its management fee, or, if necessary, make payment to the class in an amount equal to the amount by which expenses of the Acquiring Fund Class I shares class exceed 1.13% of average annual net assets (on an annualized basis) attributable to Class I shares of the Acquiring Fund.

As of August 31, 2015, the Acquired Fund’s net assets amounted to approximately $378.7 million and the Acquiring Fund’s net assets amounted to approximately $215.9 million. The expected net assets of the combined Fund, had the Reorganization been consummated on August 31, 2015, are approximately $594.6 million. The Acquired Fund and the Acquiring Fund pay management fees to JHA equal to the annual percentages of average daily net assets, as shown in the following table:

Annual Advisory Fee Rates

Small Cap Equity Fund	New Opportunities Fund
0.700% — First $1 billion 0.685% — Over $1 billion	0.900% — First $2 billion 0.850% — Excess over $2 billion

JHA, and not either of the Funds, pays subadvisory fees to the Funds’ subadvisors.

The Acquired Fund and the Acquiring Fund have the same other service providers, as detailed in the following table.

Administrator	John Hancock Advisers, LLC 601 Congress Street Boston, MA 02210-2805
Distributor	John Hancock Funds, LLC 601 Congress Street Boston, MA 02210-2805
Transfer agent	John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913
Custodian	State Street Bank & Trust Company State Street Financial Center One Lincoln Street Boston, MA 02111

On a pro forma basis, for the twelve months ended August 31, 2015, the proposed reorganization of the Acquiring Fund and the Acquired Fund would have resulted in an increase in management fees of approximately $846,430 (0.13% of net assets), a decrease in audit fees of approximately $35,293 (0.00% of net assets) and a decrease in registration fees and distribution fees of approximately $167,778 (0.03% of net assets), resulting in an increase of $643,359 (0.10% of net assets) in gross operating expenses for the combined Fund’s expense ratios and an expense increase of less than $0.03 per share for the combined Fund. No significant accounting policies will change as a result of the proposed Reorganization, specifically, policies regarding valuation of portfolio securities or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended. The Acquiring Fund is expected to be the accounting survivor after the Reorganization.

If the Reorganization is consummated, the Acquired Fund and the Acquiring Fund will each pay an allocable portion of the costs that are incurred in connection with the Reorganization. The estimated cost of the Reorganization is approximately $271,145, of which $172,668 will be borne by the Acquired Fund and $98,477 will be borne by the Acquiring Fund (in each case 4.6 basis points of net assets). If the Reorganization is not consummated, the Advisor will pay the expenses of the Reorganization.

The Reorganization is expected to be a tax-free reorganization for federal income tax purposes, meaning that no gain or loss will be recognized by the Acquired Fund, the Acquiring Fund or their shareholders as a result of the Reorganization. As of November 6, 2015, the Acquired Fund and the Acquiring Fund had unrealized appreciation equal to approximately 9.2% and 14.6% of their net assets, respectively. As of November 18, 2015 the Acquiring Fund had no capital loss carryforwards and the Acquired Fund had capital loss carryforwards of $14,694,480, which are scheduled to expire on October 31, 2016, and are subject to an existing limitation on their use to offset gains. As a result of the Reorganization, the expiration of the Acquired Fund’s capital loss carryforwards will be accelerated, increasing the likelihood that such losses will expire unused.

The Advisor anticipates that portfolio holdings of the Acquired Fund that are not held by the Acquiring Fund, which represented approximately 65% of the Acquired Fund’s net assets as of August 31, 2015, all Acquiring Fund portfolio securities other than those shown in the table below, would have been sold in connection with the Reorganization. The Advisor believes that the Acquiring Fund would have invested the proceeds of the sale of such Acquired Fund assets in the securities then held by the Acquiring Fund, and in the same proportions.

Acquired Fund Securities as of August 31, 2015 That Would Have Been Retained

	Market Value	Percentage of
Issuer	(in millions)	Portfolio
Air Methods Corp.	$6.5	1.73%
Align Technology, Inc.	6.0	1.60%
Amicus Therapeutics, Inc.	2.4	0.64%
Apogee Enterprises, Inc.	8.5	2.26%
Aspen Technology, Inc.	8.5	2.24%
Balchem Corp.	1.4	0.38%
Deckers Outdoor Corp.	6.8	1.79%
Dynavax Technologies Corp.	2.3	0.62%
Glacier Bancorp, Inc.	5.0	1.33%
Globus Medical, Inc.	6.2	1.63%
Helen of Troy, Ltd.	7.0	1.85%
ICU Medical, Inc.	4.3	1.13%
MB Financial, Inc.	6.2	1.65%
Natus Medical, Inc.	9.5	2.51%
Old Dominion Freight Lines, Inc.	4.9	1.28%

Pool Corp.	10.0	2.64%
Proto Labs, Inc.	9.1	2.39%
Renasant Corp.	3.5	0.94%
Sonic Corp.	5.0	1.31%
Team Health Holdings, Inc.	7.8	2.07%
Western Refining, Inc.	3.4	0.89%
Wright Medical Group, Inc.	6.5	1.72%
Total	$130.9	34.60%

John Hancock
INVESTMENTS

PO BOX 55909
BOSTON, MA 02205-5909

Your Proxy Vote is Important!

Vote on the Internet

Log on to **www.2voteproxy.com/JHFSCE**. Follow the on-screen instructions. Available 24 hours a day.

Vote by Phone

Call **1-800-830-3542**
Follow the recorded instructions. Available 24 hours a day.

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Vote, sign and date this Proxy Card and return promptly in the enclosed envelope.

Please ensure the address below shows through the window of the envelope provided.

PROXY TABULATOR
PO BOX 55909
BOSTON, MA 02205-5908

PROXY **PROXY**

JOHN HANCOCK SMALL CAP EQUITY FUND
FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 15, 2016
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
JOHN HANCOCK INVESTMENT TRUST II

The undersigned revoking previous proxies, hereby appoint(s) Andrew G. Arnott, John J. Danello, Kinga Kapuscinski, Nicholas J. Kolokithas, Ariel Ayanna, Thomas Dee, Charles A. Rizzo, Salvatore Schiavone, Christopher Sechler, Betsy Anne Seel, Steven Sunnerberg and Leo Zerilli, with full power of substitution in each, to vote all the shares of beneficial interest of John Hancock Small Cap Equity Fund ("Small Cap Equity Fund"), a series of John Hancock Investment Trust II which the undersigned is (are) entitled to vote at the Special Meeting of Shareholders (the "Meeting") to be held at 601 Congress Street, Boston, Massachusetts 02210, on Friday, April 15, 2016, at 2:00 p.m., Eastern Time, and at any adjournment(s) of the Meeting. All powers may be exercised by a majority of all proxy holders or substitutes voting or acting, or, if only one votes and acts, then by that one. Receipt of the Proxy Statement and Prospectus dated February 12, 2016, is hereby acknowledged. If not revoked, this proxy shall be voted for the proposal included in the Proxy Statement and Prospectus.

Note: Signature(s) should agree with the name (s) printed herein. When signing as attorney, executor, administrator, trustee or guardian, please give your full name as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

By: ____________________

Signature: ____________________

Title: ____________________

Date: ____________________

JHF - SCE16 - V3

EVERY SHAREHOLDER'S VOTE IS IMPORTANT

PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

Important Notice Regarding Availability of Proxy Materials for this Meeting to Be Held on April 15, 2016

The Proxy Statement and Prospectus for this Meeting are available at www.2voteproxy.com/JHFSCE

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■

SPECIFY YOUR DESIRED ACTION BY A CHECK MARK IN THE APPROPRIATE SPACE. THIS PROXY WILL BE VOTED IN FAVOR OF (FOR) THE PROPOSAL IF NO SPECIFICATION IS MADE BELOW. AS TO ANY OTHER MATTER, THE PROXY OR PROXIES WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT.

PLEASE VOTE, DATE AND SIGN THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE

JHF - SCE16 - V3